SUPPLEMENT DATED AUGUST 1, 1999 TO PROSPECTUS OF SAME DATE


                           CALAMOS(R) FAMILY OF FUNDS

                              INSTITUTIONAL SHARES

                     MINIMUM INITIAL INVESTMENT: $5 MILLION
                              ___________________

This prospectus, as supplemented, offers Class I shares ("Institutional Shares") of each of Convertible Fund, Growth and Income Fund, Market Neutral Fund (formerly named Strategic Income Fund), Growth Fund, Global Growth and Income Fund and High Yield Fund. Each of those Funds also currently offers two other classes of shares, Class A and Class C, that have substantially lower minimum investment requirements but bear certain expenses not borne by the Institutional Shares.

Institutional Shares of each Fund are offered without any sales charge and are not subject to any 12b-1 charges. As a result of the relatively lower expenses for Institutional Shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will be higher for Institutional Shares than for Class A or Class C shares.

All classes of shares of a Fund represent interests in the same portfolio of investments of the Fund. The minimum initial investment in Institutional Shares is $5 million; provided, however, that Class I shares are available for purchase without a minimum initial investment by tax-qualified employee benefit plans sponsored by Calamos Asset Management, Inc. or Calamos Financial Services, Inc. for their employees. Shares are redeemable at net asset value, which may be more or less than original cost.

The following information supplements the indicated sections of the prospectus.

PAST PERFORMANCE

The charts and tables in the accompanying prospectus provide some indication of the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year and how the Funds' average annual total returns compare with those of a broad measure of market performance. Of course, past performance does not predict how a Fund will perform in the future. Additional financial information for those Funds which currently have Class I shares outstanding is set forth below.

Average Annual Total Returns - Class I shares

For periods ended
December 31, 1998                                    One Year          Since Class Inception*
Calamos Convertible Fund                             12.26 %                    12.86%
Value Line Convertible Index                         (5.30)%
* Inception date for Class I shares is 6/25/97.

      The Value Line Convertible Index is an unmanaged index considered representative of the convertible securities market. The index includes 585 convertible bonds and preferred stocks. Selection is based on issue size and trading statistics. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

For periods ended
December 31, 1998                                    One Year          Since Class Inception*
Calamos Growth and Income Fund                        18.33%                    15.14%
Value Line Convertible Index                          (5.30%)
* Inception date for Class I shares is 9/18/97.

      The Value Line Convertible Index is an unmanaged index considered representative of the convertible securities market. The index includes 585 convertible bonds and preferred stocks. Selection is based on issue size and trading statistics. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

For periods ended
December 31, 1998                                    One Year          Since Class Inception*
Calamos Growth Fund                                   28.02%                    12.78%
Standard & Poor's 500 Index                           28.57%
* Inception date for Class I shares is 9/18/97.

      The S & P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.


For periods ended
December 31, 1998                                    One Year          Since Class Inception*
Calamos Global Growth and Income Fund                 14.58%                    9.55%
Morgan Stanley Capital Intentional World Index        24.80%
* Inception date for Class I shares is 9/18/97.

      The Morgan Stanley Capital International World Index is an unmanaged equity index that is an arithmetic, market value-weighted average of the performance of over 1,460 securities listed on stock exchanges around the world. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Class I shares of the Funds.

                                                                                                       Global
                                                                     Growth and    Market            Growth and    High
                                                         Convertible   Income      Neutral   Growth    Income      Yield
                                                            Fund        Fund        Fund      Fund      Fund       Fund
                                                            ----        ----        ----      ----      ----       ----
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum sales charge (load) on purchases
         (as a percentage of offering price).........       None        None        None      None      None       None
     Maximum sales charge (load) on reinvested
         dividends/distributions.....................       None        None        None      None      None       None
     Maximum deferred sales charge (load)
         (as a percentage of redemption proceeds)....       None        None        None      None      None       None
     Exchange fee....................................       None        None        None      None      None       None
     Redemption fee (a)..............................       None        None        None      None      None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
     Management fees.................................       .75%        .75%        .75%      1.00%     1.00%      .75%
     Distribution (12b-1) fees.......................       None        None        None      None      None      None
     Other expenses..................................       .15         .55         .75 (c)    .80      1.40      6.08 (c)
     Total Annual operating expenses (b).............       .90        1.30%       1.50%      1.80%     2.40%     6.83%
     Fee Waiver and/or expense reimbursement.........        --          --          ---       .30       .90      5.33%
     Net expenses....................................        --          --          ---      1.50%     1.50%     1.50%

Pursuant to a written agreement
________________
(a) A service charge of $9 is deducted from proceeds of redemptions paid by wire.

(b) Pursuant to a written agreement, Calamos Asset Management, Inc. (CAM) has voluntarily undertaken to limit the annual ordinary operating expenses of Institutional Shares of each Fund, as a percentage of the average net assets of the class, to 1.50%. The fee waiver and/or reimbursement is binding on CAM through August 31, 2000.

(c) "Other Expenses" are based on estimated amounts for the current fiscal year for the Market Neutral Fund since no Class I shares were issued as of the Fund's fiscal year end, and for the High Yield Fund, which is expected to commence operations on or about August 2, 1999.

EXAMPLES: These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

These examples show an investment made and held for one year, three years, five years and ten years. In each case, we assume that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         One       Three       Five        Ten
                                        Year       Years       Years      Years
                                        ----       -----       -----      -----
     Convertible Fund                     92        287          498      1,108
     Growth and Income Fund              132        412          713      1,568
     Market Neutral Fund                 153        474          818      1,791
     Growth Fund                         183        566          975      2,116
     Global Growth and Income Fund       243        748        1,280      2,736
     High Yield fund                     677      1,993          N/A        N/A

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the Funds' financial performance for the period shown below. Certain information reflects financial results for a single Fund share. The Total return figures show what an investor in a Fund would have earned (or lost) if all distributions had been reinvested. This information has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request. No financial information is presented for Institutional Shares of the Market Neutral Fund since no Institutional Shares had been issued as of the Fund's fiscal year end, or the High Yield Fund, which is expected to commence operations on August 2, 1999.

Convertible Fund

                                                           Year
                                                           Ended       6/25/97 -
                                                          3/31/99      3/31/98

Net asset value, beginning of period                      $ 17.47      $ 15.88

Net income from investment operations:
   Net investment income                                      .50          .37
   Net realized and unrealized gain on investments            .09         2.49

     Total from investment operations                         .59         2.86


Less distributions:
   Dividends from net investment income                      (.47)        (.54)
   Dividends from net realized capital gains                 (.38)        (.63)
   Distributions from paid in capital                           -         (.10)

     Total distributions                                     (.85)       (1.27)


Net asset value, end of period                            $ 17.21      $ 17.47


Total return (a)                                              3.7%        18.8%

Ratios and supplemental data:
   Net assets, end of period (000)                        $34,725      $35,951
   Ratio of expenses to average net assets                    0.9%         0.9%*
   Ratio of net investment income to average net assets       3.1%         2.9%*


                                                         Year Ended   Year Ended
                                                           3/31/99      3/31/98

Portfolio turnover rate                                      78.2%        76.0%

----------
(a)  Total return is not annualized.
*Annualized

Growth and Income Fund
                                                            Year       9/18/97 -
                                                            Ended      3/31/98
                                                           3/31/99

Net asset value, beginning of period                       $18.61      $17.96

Net income from investment operations:
   Net investment income                                      .54         .22
   Net realized and unrealized gain on investments            .75        2.14

     Total from investment operations                        1.29        2.36


Less distributions:
   Dividends from net investment income                      (.43)       (.38)
   Dividends from net realized capital gains                (1.17)      (1.33)

     Total distributions                                    (1.60)      (1.71)


Net asset value, end of period                             $18.30      $18.61

Total return (a)                                              7.5%       14.4%

Ratios and supplemental data:
   Net assets, end of period (000)                         $1,976      $1,838
   Ratio of expenses to average net assets                    1.3%        1.5%*
   Ratio of net investment income to average net assets       2.9%        2.4%*


                                                         Year Ended  Year Ended
                                                           3/31/99     3/31/98

Portfolio turnover rate                                      87.5%      115.5%

----------
(a)  Total return is not annualized.
*Annualized

Growth Fund
                                                            Year       9/18/97 -
                                                            Ended      3/31/98
                                                           3/31/99

Net asset value, beginning of period                       $20.12      $24.32

Net income from investment operations:
   Net investment income                                     (.21)       (.11)
   Net realized and unrealized gain on investments           3.80        1.07

     Total from investment operations                        3.59         .96


Less distributions:

   Dividends from net realized capital gains                   --       (4.98)

   Distributions from paid in capital                          --        (.18)
     Total distributions                                       --       (5.16)


Net asset value, end of period                             $23.71      $20.12


Total return (a)                                             17.8%        6.4%

Ratios and supplemental data:
   Net assets, end of period (000)                         $1,792      $1,508
   Ratio of expenses to average net assets (b)                1.5%        1.5%*
   Ratio of net investment income to average net assets      (1.1)%      (1.1)%*




                                                         Year Ended  Year Ended
                                                           3/31/99     3/31/98

Portfolio turnover rate                                     184.3%      206.1%

----------
(a)  Total return is not annualized.
(b) After the reimbursement and waiver of expenses by CAM equivalent to 0.3%, and 0.3%* of average net assets, respectively.
*Annualized

Global Growth and Income Fund

                                                          Year      9/18/97 -
                                                          Ended     3/31/98
                                                         3/31/99

Net asset value, beginning of period                     $ 6.56      $ 6.18

Net income from investment operations:
   Net investment income                                    .03         .07
   Net realized and unrealized gain on investments          .31         .58

     Total from investment operations                       .34         .65


Less distributions:
   Dividends from net investment income                    (.14)       (.17)
   Dividends from net realized capital gains               (.13)       (.10)

     Total distributions                                   (.27)       (.27)


Net asset value, end of period                           $ 6.63      $ 6.56


Total return (a)                                            5.6%       10.9%

Ratios and supplemental data:
   Net assets, end of period (000)                       $  484      $  458
   Ratio of expenses to average net assets                  1.5%(b)     1.5%*(b)
   Ratio of net investment income to average net assets     1.8%(b)     1.9%*(b)



                                                       Year Ended  Year Ended
                                                         3/31/99     3/31/98

Portfolio turnover rate                                   106.3%         64%

----------
(a)  Total return is not annualized.
(b) After reimbursement and waiver of expenses by CAM equivalent to .9% and 1.2%*, respectively of average net assets.
*Annualized

SPECIAL FEATURES OF INSTITUTIONAL SHARES

OFFERING PRICE

Institutional Shares of each Fund are sold without any sales charge. When placing an order, you must specify that your order is for Institutional Shares.

PURCHASES BY EXCHANGE

No sales charge is imposed on purchases of Institutional Shares by exchange of Institutional Shares from another Fund or by exchange of Cash Account Shares, provided the aggregate value of your Institutional Shares of all Funds is at least $5 million; provided, however, that the $5 million minimum does not apply to exchanges by tax-qualified employee benefit plans sponsored by Calamos Asset Management, Inc. or Calamos Financial Services, Inc. for their employees. Exchanges are subject to the limitations set forth in the prospectus under "How Can I Buy Shares?

REDEMPTION OF SHARES

Each Fund reserves the right upon 30 days' written notice to involuntarily redeem, at net asset value, the shares of any shareholder whose Institutional Class Shares of all Funds have an aggregate value of less than $5 million, unless the reduction in value to less than $5 million was the result of market fluctuation. For further information on the redemption of shares, please refer to the information in the prospectus under "How Can I Sell Shares?"

                                 [CALAMOS ICON]

                           CALAMOS(R) FAMILY OF FUNDS
                         AUGUST 1, 1999   - PROSPECTUS

                                     CONVERTIBLE FUND
                                     GROWTH AND INCOME FUND
                                     MARKET NEUTRAL FUND*
                                     GROWTH FUND
                                     GLOBAL GROWTH AND INCOME FUND
                                     HIGH YIELD FUND
                                     *Formerly named Strategic Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. If anyone tells you otherwise, they are committing a crime.

                                                                [THE FUNDS ICON]
                                                         [CONVERTIBLE FUND ICON]
                                                   [GROWTH AND INCOME FUND ICON]
                                                      [MARKET NEUTRAL FUND ICON]
                                                        [GROWTH YIELD FUND ICON]
                                            [GLOBAL GROWTH AND INCOME FUND ICON]
                                                          [HIGH YIELD FUND ICON]
                                                               [FUND FACTS ICON]
                                                     [FINANCIAL HIGHLIGHTS ICON]
                                                     [FOR MORE INFORMATION ICON]

Table of Contents

                                                             PAGE

THE FUNDS                                                       3
-----------------------------------------------------------------

CONVERTIBLE FUND                                                4
-----------------------------------------------------------------

GROWTH AND INCOME FUND                                         13
-----------------------------------------------------------------

MARKET NEUTRAL FUND                                            22
-----------------------------------------------------------------

GROWTH FUND                                                    31
-----------------------------------------------------------------

GLOBAL GROWTH AND INCOME FUND                                  37
-----------------------------------------------------------------

HIGH YIELD FUND                                                47
-----------------------------------------------------------------

FUND FACTS
-----------------------------------------------------------------
Who Manages the Funds?......................................   54
How Can I Buy Shares?.......................................   55
How Can I Sell Shares?......................................   58
Transaction Information.....................................   59
Distributions and Taxes.....................................   61

FINANCIAL HIGHLIGHTS                                           64
-----------------------------------------------------------------

FOR MORE INFORMATION                                   back cover
-----------------------------------------------------------------

CALAMOS FAMILY OF FUNDS

[THE FUNDS ICON]

THE FUNDS
In this column, you will find definitions of terms and concepts to help you as you read this prospectus.

CONVERTIBLE SECURITY -- corporate security (usually a preferred stock or bond) that is exchangeable at the option of the holder for a fixed number of other securities (usually common stock) at a set price or formula.

WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES COMMON TO THE FUNDS?

Each Fund described in this prospectus has different investment objectives and strategies, and may invest in different securities. The Funds differ principally in (i) how important growth potential and current income is considered when selecting investments, (ii) the types of securities selected as investments, such as convertible securities, or equities, or foreign securities, and (iii) the risks involved with an investment in the Fund.

The investment objectives of a Fund may not be changed without the approval of a "majority of the outstanding" shares of that Fund, as defined in the Investment Company Act of 1940. There can be no assurance that a Fund will achieve its objectives.

WHAT ARE THE PRINCIPAL RISKS COMMON TO THE FUNDS?

A WORD ABOUT RISK. This prospectus describes the risks you may face as an investor in the CALAMOS Family of Funds. It is important to keep in mind that generally investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Funds, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for long periods of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Funds. The value of your investment will fluctuate over time and it is possible to lose money. We cannot guarantee that a Fund will achieve its objective.

MARKET RISK. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock market, it is possible your investment may lose value regardless of the individual results of the companies in which a Fund invests.

INVESTMENT MANAGEMENT. Whether a Fund achieves its investment objective is significantly impacted by whether we at CALAMOS(R) ASSET MANAGEMENT, INC., as each Fund's investment adviser, are able to choose suitable investments for the Funds.

CALAMOS FAMILY OF FUNDS

[CONVERTIBLE FUNDS ICON]

CONVERTIBLE FUND
CAPITAL APPRECIATION -- an increase in the market price of an asset, such as stocks or bonds.

WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?

The primary objective of the Convertible Fund is current income with growth as its secondary objective.

The Fund invests mainly in a diversified portfolio of convertible securities issued by both U.S. and foreign companies. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. Under normal market conditions, we invest at least 65% of the Fund's total assets in convertible securities.

We believe there are various advantages to buying convertible securities which include:

      - the potential for capital appreciation if the value of the underlying common stock increases

      - the relatively high yield received from dividend or interest payments as compared to common stock dividends

      - the relatively lower price volatility as compared to common stock

The Fund seeks to profit from this strategy by receiving interest on the convertible security and through an increase in the convertible's value. The convertible's value goes up when the market value of the underlying common stock increases above the conversion price.

We typically apply a four-step approach when buying and selling convertible securities for the Fund, which includes:

      1. Evaluating the default risk of the convertible security using traditional credit analysis

      2. Analyzing the convertible's underlying common stock to determine its capital appreciation potential

      3. Assessing the risk/return potential of the convertible security

      4. Evaluating the convertible security's impact on the overall composition of the Fund and it's diversification strategy

 4
CALAMOS CONVERTIBLE FUND

[CONVERTIBLE FUND ICON]

CONVERTIBLE FUND
DEBT OBLIGATION -- a security which is a written promise to repay a debt such as a bond or note.

In the equity and credit analysis, we generally consider the issuer's:

      - financial soundness

      - ability to make interest and dividend payments

      - earnings and cash-flow forecast

      - quality of management

The Fund may invest without limit in high yield fixed-income securities (often referred to as "junk bonds"). The average term to maturity of the Fund's fixed income securities will typically range from five to ten years. The Fund may invest up to 25% of its net assets in foreign securities. The Fund's assets may also be invested in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers (Rule 144A securities).

WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?

CONVERTIBLE SECURITIES. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund. Conversely, certain convertible debt securities may provide a "put option" which entitles the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

SYNTHETIC CONVERTIBLE SECURITIES. We may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.

CALAMOS CONVERTIBLE FUND

[CONVERTIBLE FUND ICON]

CONVERTIBLE FUND
The Fund may also purchase synthetic securities manufactured by other parties, typically investment banks, including convertible structured notes. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times. Synthetic convertible securities are not considered convertible securities for purposes of the Fund's policy to invest at least 65% of its total assets in convertible securities.

FOREIGN SECURITIES. We may invest up to 25% of the Fund's net assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. For purposes of the 25% limitation, foreign securities do not include securities represented by American Depository Receipts (ADRs) or securities guaranteed by a U.S. person. ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued by a U.S. bank as a substitute for direct ownership of the foreign security. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

EQUITY SECURITIES. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which we have an equity interest. Compared with other asset classes, equity investments have a greater potential for gain.

HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS). The Fund may invest without limit in convertible and non-convertible debt securities rated BB or lower by Standard & Poor's Corporation, or Ba or lower by Moody's Investor Services, Inc., and in securities that are not rated but are considered by us to be of similar quality (commonly called "junk" bonds). The Fund will not, however, acquire a security rated below C and expects to maintain, over the long-term, an average credit quality rating of investment grade, which is BBB or Baa or greater.

DEFENSIVE INVESTING. We may depart from the Fund's principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or

 6
CALAMOS CONVERTIBLE FUND

[CONVERTIBLE FUND ICON]

CONVERTIBLE FUND
securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when we have assumed a temporary defensive position, the Fund may not be able to achieve its investment objective.

OTHER SECURITIES. Although not the principal investments or strategies of the Fund, we may utilize other investments and investment techniques which may impact performance, including options, warrants, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's principal risks include market risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

DEFAULT RISK. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk.

INTEREST RATE RISK. Interest rate risk is the risk that the Fund's investments will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of the bonds held by the Fund generally decrease in periods when interest rates are rising. In addition, interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

CONVERTIBLE SECURITIES. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. Conversely, a convertible's market value increases as interest rates decline. However, the convertible's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price". The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying common stock falls below the conversion price of the security.

CALAMOS CONVERTIBLE FUND

CONVERTIBLE FUND

[CONVERTIBLE FUND ICON]
MARKET PRICE -- the last reported sales price of a security (if on an exchange) or the last bid and ask prices if the security is traded over-the-counter.

As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities entail less risk than its common stock.

FOREIGN SECURITIES. There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards, and less liquidity in foreign markets than in U.S. markets.

RULE 144A SECURITIES. The Fund may invest without limit in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Under the supervision of the Fund's board of trustees, we will determine whether securities purchased under Rule 144A are illiquid. The Fund is restricted to investing no more than 10% of its total assets in securities that are illiquid, that is, not readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percent of the Fund's assets invested in illiquid securities would increase.

HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS). The Fund's investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

 8
CALAMOS CONVERTIBLE FUND

[CONVERTIBLE FUND ICON]

CONVERTIBLE FUND
EQUITY -- ownership interest in a corporation in the form of common or preferred stock.

EQUITY INVESTMENTS. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. Smaller companies are especially sensitive to these factors, and therefore may experience more price volatility than larger companies.

SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

CALAMOS CONVERTIBLE FUND

Convertible Fund
[ICON]

TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. As always, please note that how the Fund has performed in the past cannot predict how it will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

CALENDAR YEAR PERFORMANCE
[CALAMOS CONVERTIBLE FUND BAR CHART]

                                                                       CALAMOS CONVERTIBLE FUND
                                                                       ------------------------
'1989'                                                                           15.78
'1990'                                                                           -3.56
'1991'                                                                           36.75
'1992'                                                                            7.62
'1993'                                                                           17.55
'1994'                                                                           -7.04
'1995'                                                                           29.25
'1996'                                                                           16.70
'1997'                                                                           20.81
'1998'                                                                           11.64

For the period included in the bar chart, the Fund's highest return for a calendar quarter was 15.67% (the 1st quarter of 1991), and the Fund's lowest return for a calendar quarter was -10.10% (the 3rd quarter of 1990).

The Fund's year-to-date total return as of June 30, 1999 was 8.35%.

 10
CALAMOS CONVERTIBLE FUND

                                                                Convertible Fund
                                                                          [ICON]

AVERAGE ANNUAL TOTAL RETURNS
For periods ended December 31, 1998

                                                                       SINCE CLASS C
                       ONE YEAR       FIVE YEARS       TEN YEARS         INCEPTION*
-------------------------------------------------------------------------------------
 CLASS A                  6.35%         12.48%           13.28%                --
-------------------------------------------------------------------------------------
 CLASS C                 11.14%             --               --            16.37%
-------------------------------------------------------------------------------------
 VALUE LINE
 CONVERTIBLE INDEX#     (5.31)%          9.56%           11.20%                --
-------------------------------------------------------------------------------------

*  Inception Date for C shares is 7/5/96.

# The Value Line Convertible Index is an unmanaged index considered representative of the convertible securities market. The index includes 585 convertible bonds and preferred stocks. Selection is based on issue size and trading statistics. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

CALAMOS CONVERTIBLE FUND

Convertible Fund
[ICON]

SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding fee discounts and waivers.

         SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
                      YOUR INVESTMENT)                          CLASS A      CLASS C
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)                             4.75%         NONE
------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 (AS A PERCENTAGE OF REDEMPTION PROCEEDS)                         NONE(1)        1%
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
 REINVESTED DIVIDENDS/DISTRIBUTIONS                               NONE         NONE
------------------------------------------------------------------------------------
 REDEMPTION FEE(2)                                                NONE         NONE
------------------------------------------------------------------------------------
 EXCHANGE FEE                                                     NONE         NONE
------------------------------------------------------------------------------------
(1)  The redemption of Class A shares purchased at net asset value under the
     $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% during the first year.
(2)  A service charge of $9 is deducted from proceeds of redemption paid by wire.
------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS):
------------------------------------------------------------------------------------
 MANAGEMENT FEES                                                  .75%         .75%
------------------------------------------------------------------------------------
 DISTRIBUTION (12b-1) FEES                                        .50%        1.00%
------------------------------------------------------------------------------------
 OTHER EXPENSES                                                   .15%         .15%
------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                 1.40%        1.90%
------------------------------------------------------------------------------------

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows an investment made and held for one year, three years, five years and ten years. In each case, we assume that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
-----------------------------------------------------------------------------------
 CLASS A                 $611             $897            $1,204           $2,075
-----------------------------------------------------------------------------------
 CLASS C                 $193             $597            $1,026           $2,222
-----------------------------------------------------------------------------------

 12
CALAMOS CONVERTIBLE FUND

                             Growth and Income Fund

                            [GROWTH AND INCOME ICON]



CONVERTIBLE SECURITY -- corporate security (usually a preferred stock or bond) that is exchangeable at the option of the holder for a fixed number of other securities (usually common stock) at a set price or formula.

CAPITAL APPRECIATION -- an increase in the market price of an asset, such as stocks or bonds.


WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?

The primary objective of the Growth and Income Fund is high long-term total return through growth and current income. Under normal market conditions the Fund invests at least 65% of its total assets in a diversified portfolio of convertible, equity and fixed-income securities, with equal emphasis on capital appreciation and current income.

We expect that a significant portion of the Fund's assets will be invested in convertible securities. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock.

We believe there are various advantages to buying convertible securities which include:

      - the potential for capital appreciation if the value of the underlying common stock increases

      - the relatively high yield received from dividend or interest payments as compared to common stock dividends

      - the relatively lower price volatility as compared to common stock

The Fund seeks to profit from this strategy by receiving interest on the convertible security and through an increase in the convertible's value. The convertible's value goes up when the market value of the underlying common stock increases above the conversion price.

We typically apply a four-step approach when buying and selling convertible securities for the Fund, which includes:

      1. Evaluating the default risk of the convertible security using traditional credit analysis

      2. Analyzing the convertible's underlying common stock to determine its capital appreciation potential

      3. Assessing the risk/return potential of the convertible security

      4. Evaluating the convertible security's impact on the overall composition of the Fund and it's diversification strategy

CALAMOS GROWTH AND INCOME FUND

Growth and Income Fund
[ICON]

MARKET PRICE -- the last reported sales price of a security (if on an exchange) or the last bid and ask prices if the security is traded over-the-counter.

DEBT OBLIGATION -- a security which is a written promise to repay a debt such as a bond or note.

In the equity and credit analysis, we generally consider the issuer's:

      - financial soundness

      - ability to make interest and dividend payments

      - earnings and cash-flow forecast

      - quality of management

The Fund's assets not invested in convertible securities are invested in common stocks that, in our judgment, provide opportunities for long-term capital appreciation, or in other securities as described below. The Fund generally invests in smaller and medium-sized companies, the securities of which tend to be more volatile and less liquid than the securities of larger companies.

The Fund may invest without limit in high yield fixed-income securities (often referred to as "junk bonds"). The average term to maturity of the Fund's fixed-income securities will typically range from five to ten years. The Fund's assets may also be invested in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers (Rule 144A securities).

WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?

CONVERTIBLE SECURITIES. We expect that a significant portion of the Fund's assets will be invested in convertible securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund. Conversely, certain convertible debt securities may provide a "put option" which entitles the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

SYNTHETIC CONVERTIBLE SECURITIES. We may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-

 14
CALAMOS GROWTH AND INCOME FUND

                                                          Growth and Income Fund
                                                                          [ICON]

income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.

The Fund may also purchase synthetic securities manufactured by other parties, typically investment banks, including convertible structured notes. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times.

EQUITY SECURITIES. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which we have an equity interest. Compared with other asset classes, equity investments have a greater potential for gain.

HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS). The Fund may invest without limit in convertible and non-convertible debt securities rated BB or lower by Standard & Poor's Corporation, or Ba or lower by Moody's Investor Services, Inc., and in securities that are not rated but are considered by us to be of similar quality (commonly called "junk" bonds). The Fund will not, however, acquire a security rated below C.

DEFENSIVE INVESTING. We may depart from the Fund's principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when we have assumed a temporary defensive position, the Fund may not be able to achieve its investment objective.

OTHER SECURITIES. Although not the principal investments or strategies of the Fund, we may utilize other investments and investment techniques which may impact performance, including options, warrants, futures and other strategic

CALAMOS GROWTH AND INCOME FUND

Growth and Income Fund
[ICON]

transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's principal risks include market risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

DEFAULT RISK. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk.

INTEREST RATE RISK. Interest rate risk is the risk that the Fund's investments will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of the bonds held by the Fund generally decrease in periods when interest rates are rising. In addition, interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

CONVERTIBLE SECURITIES. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. Conversely, a convertible's market value increases as interest rates decline. However, the convertible's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price". The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security.

As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities entail less risk than its common stock.

 16
CALAMOS GROWTH AND INCOME FUND

                                                          Growth and Income Fund
                                                                          [ICON]

EQUITY -- ownership interest in a corporation in the form of common or preferred stock.

EQUITY INVESTMENTS. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

SMALL COMPANY RISK. Small company stocks have historically been subject to greater investment risk than large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

RULE 144A SECURITIES. The Fund may invest without limit in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Under the supervision of the Fund's board of trustees, we will determine whether securities purchased under Rule 144A are illiquid. The Fund is restricted to investing no more than 10% of its total assets in securities that are illiquid, that is, not readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percent of the Fund's assets invested in illiquid securities would increase.

HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS). The Fund's investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component

CALAMOS GROWTH AND INCOME FUND

Growth and Income Fund
[ICON]

falls below the exercise price of the warrant or option, the warrant or option may lose all value.

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. As always, please note that how the Fund has performed in the past cannot predict how it will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

CALENDAR YEAR PERFORMANCE
[CALAMOS GROWTH & COME FUND BAR CHART]

                                                                    CALAMOS GROWTH & INCOME FUND %
                                                                    ------------------------------
'1989'                                                                           16.40
'1990'                                                                           -3.46
'1991'                                                                           40.67
'1992'                                                                           10.12
'1993'                                                                           14.79
'1994'                                                                           -5.31
'1995'                                                                           29.14
'1996'                                                                           19.22
'1997'                                                                           23.34
'1998'                                                                           17.62

For the period included in the bar chart, the Fund's highest return for a calendar quarter was 14.70% (the 1st quarter of 1991), and the Fund's lowest return for a calendar quarter was -12.15% (the 3rd quarter of 1990).

The Fund's year-to-date total return as of June 30, 1999 was 12.63%.

 18
CALAMOS GROWTH AND INCOME FUND

                                                          Growth and Income Fund
                                                                          [ICON]

TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended December 31, 1998

                                                                       SINCE CLASS C
                       ONE YEAR       FIVE YEARS       TEN YEARS         INCEPTION*
-------------------------------------------------------------------------------------
 CLASS A                 12.02%          15.03%          14.93%               --
-------------------------------------------------------------------------------------
 CLASS C                 17.14%             --              --             20.96%
-------------------------------------------------------------------------------------
 VALUE LINE
 CONVERTIBLE INDEX#      (5.31)%           9.56%         11.20%               --
-------------------------------------------------------------------------------------

* Inception Date for Class C shares is 8/5/96.

# The Value Line Convertible Index is an unmanaged index considered representative of the convertible securities market. The index includes 585 convertible bonds and preferred stocks. Selection is based on issue size and trading statistics. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

CALAMOS GROWTH AND INCOME FUND

Growth and Income Fund
[ICON]

SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding fee discounts and waivers.

         SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
                     YOUR INVESTMENT):                          CLASS A      CLASS C
------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on Purchases
 (as a percentage of offering price)                             4.75%         None
------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
 (as a percentage of redemption proceeds)                         None(1)        1%
------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends/Distributions                               None         None
------------------------------------------------------------------------------------
 Redemption Fee(2)                                                None         None
------------------------------------------------------------------------------------
 Exchange Fee                                                     None         None
------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% during the first year.

(2)  A service charge of $9 is deducted from proceeds of redemption paid by wire.
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS):
------------------------------------------------------------------------------------
 Management Fees                                                  .75%         .75%
------------------------------------------------------------------------------------
 DISTRIBUTION (12b-1) FEES                                        .50%        1.00%
------------------------------------------------------------------------------------
 Other Expenses                                                   .75%         .65%
------------------------------------------------------------------------------------
 Total Annual Operating Expenses                                 2.00%        2.40%
------------------------------------------------------------------------------------

 20
CALAMOS GROWTH AND INCOME FUND

                                                          Growth and Income Fund
                                                                          [ICON]

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows an investment made and held for one year, three years, five years and ten years. In each case, we assume that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
-----------------------------------------------------------------------------------
 CLASS A                 $668            $1,073           $1,502           $2,692
-----------------------------------------------------------------------------------
 CLASS C                 $243            $  748           $1,280           $2,736
-----------------------------------------------------------------------------------


CALAMOS GROWTH AND INCOME FUND

Market Neutral Fund (formerly named Strategic Income Fund)

[MARKET NEUTRAL FUND ICON]



CONVERTIBLE SECURITY -- corporate security (usually a preferred stock or bond) that is exchangeable at the option of the holder for a fixed number of other securities (usually common stock) at a set price or formula.

CAPITAL APPRECIATION -- an increase in the market price of an asset, such as stocks or bonds.


WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?

The primary objective of the Market Neutral Fund is high current income consistent with stability of principal.

The Fund invests mainly in convertible securities and employs short selling to enhance income and hedge against market risk. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. Under normal market conditions, we invest at least 65% of the Fund's total assets in income-producing securities.

We believe there are various advantages to buying convertible securities which include:

      - the potential for capital appreciation if the value of the underlying common stock increases

      - the relatively high yield received from dividend or interest payments as compared to common stock dividends

      - the relatively lower price volatility as compared to common stock

We typically apply a four-step approach when buying and selling convertible securities for the Fund, which includes:

      1. Evaluating the default risk of the convertible security using traditional credit analysis

      2. Analyzing the convertible's underlying common stock to determine its capital appreciation potential

      3. Assessing the risk/return potential of the convertible security

      4. Evaluating the convertible security's impact on the overall composition of the Fund and it's diversification strategy

In the equity and credit analysis, we generally consider the issuer's:

      - financial soundness

      - ability to make interest and dividend payments

      - earnings and cash-flow forecast

      - quality of management

 22
CALAMOS MARKET NEUTRAL FUND

                      Market Neutral Fund (formerly named Strategic Income Fund)
                                                                          [ICON]

MARKET PRICE -- the last reported sales price of a security (if on an exchange) or the last bid and ask prices if the security is traded over-the-counter.

The Fund seeks to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the convertible securities purchased for the Fund. This hedging is achieved by selling short some or all of the common stock issuable upon exercise of the convertible security. In a short sale, the Fund borrows securities from a broker and sells the borrowed securities. The proceeds of the sale are generally used to secure the Fund's obligation to the lending broker and are invested in liquid securities. We anticipate that, from time to time, approximately 30% to 70% of the Fund's net assets will be employed for short sales.

If the market price of the common stock increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund's increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset the Fund's gain on the short position. The Fund profits from this strategy by receiving interest and/or dividends on the convertible security and by adjusting the amount of equity risk that is hedged by short sales.

In determining the appropriate portion of the Fund's equity exposure to hedge, we may consider:

      - the general outlook for interest rates and equity markets

      - the availability of stock to sell short

      - expected returns and volatility

The Fund may invest without limit in high yield fixed-income securities (often referred to as "junk bonds"). The average term to maturity of the Fund's fixed income securities will typically range from five to ten years. The Fund's assets may also be invested in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers (Rule 144A Securities).

Because the Fund may engage in active and frequent trading of portfolio securities, the Fund may have higher transaction costs which would affect the Fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

CALAMOS MARKET NEUTRAL FUND

Market Neutral Fund (formerly named Strategic Income Fund)
[ICON]

DEBT OBLIGATION -- a security which is a written promise to repay a debt such as a bond or note.

WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?

CONVERTIBLE SECURITIES. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund. Conversely, certain convertible debt securities may provide a "put option" which entitles the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

SYNTHETIC CONVERTIBLE SECURITIES. We may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.

The Fund may also purchase synthetic securities manufactured by other parties, typically investment banks, including convertible structured notes. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times.

HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS). The Fund may invest without limit in convertible and non-convertible debt securities rated BB or lower by Standard & Poor's Corporation, or Ba or lower by Moody's Investor Services, Inc., and in securities that are not rated but are considered by us to be of similar quality (commonly called "junk" bonds). The Fund will not, however, acquire a security rated below C.

 24
CALAMOS MARKET NEUTRAL FUND

                      Market Neutral Fund (formerly named Strategic Income Fund)
                                                                          [ICON]

DEFENSIVE INVESTING. We may depart from the Fund's principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when we have assumed a temporary defensive position, the Fund may not be able to achieve its investment objective.

OTHER SECURITIES. Although not the principal investments or strategies of the Fund, we may utilize other investments and investment techniques which may impact performance, including options, warrants, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's principal risks include market risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

SHORT SALES. Short sales are a key component of the Fund's strategy. Short sales involve risks, including:

      - The Fund may incur a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security.

      - The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. When the Fund is short a security, the lender may terminate the loan at a time when the Fund is unable to borrow the same security from another lender. When this happens the Fund is required to close out its short position at the current market price.

      - Although the Fund's gain is limited to the amount received upon selling a security short, its potential loss is unlimited.

      - The Fund might be unable to implement these strategies because of the lack of attractive short sale opportunities.

CALAMOS MARKET NEUTRAL FUND

Market Neutral Fund (formerly named Strategic Income Fund)
[ICON]

DEFAULT RISK. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk.

INTEREST RATE RISK. Interest rate risk is the risk that the Fund's investments will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of the bonds held by the Fund generally decrease in periods when interest rates are rising. In addition, interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

CONVERTIBLE SECURITIES. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. Conversely, a convertible's market value increases as interest rates decline. However, the convertible's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price". The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying common stock falls below the conversion price of the security.

As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities entail less risk than its common stock.

HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS). The Fund's investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

 26
CALAMOS MARKET NEUTRAL FUND

                      Market Neutral Fund (formerly named Strategic Income Fund)
                                                                          [ICON]

RULE 144A SECURITIES. The Fund may invest without limit in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Under the supervision of the Fund's board of trustees, we will determine whether securities purchased under Rule 144A are illiquid. The Fund is restricted to investing no more than 10% of its total assets in securities that are illiquid, that is, not readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percent of the Fund's assets invested in illiquid securities would increase.

SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. As always, please note that how the Fund has performed in the past cannot predict how it will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

CALAMOS MARKET NEUTRAL FUND

Market Neutral Fund (formerly named Strategic Income Fund)
[ICON]

TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.

CALENDAR YEAR PERFORMANCE
[Calamos Market Neutral Fund Bar Chart]

                                                                      CALAMOS MARKET NEUTRAL FUND
                                                                      ---------------------------
'1991'                                                                           13.98
'1992'                                                                           11.97
'1993'                                                                           12.13
'1994'                                                                           -7.41
'1995'                                                                           14.46
'1996'                                                                            8.17
'1997'                                                                           14.00
'1998'                                                                           10.04

For the period included in the bar chart, the Fund's highest return for a calendar quarter was 6.35% (the 1st quarter of 1991), and the Fund's lowest return for a calendar quarter was -4.47% (the 2nd quarter of 1994).

The Fund's year-to-date total return as of June 30, 1999 was 5.07%.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended December 31, 1998

                                                                      SINCE CLASS
                                      ONE YEAR       FIVE YEARS        INCEPTION*
----------------------------------------------------------------------------------
 CLASS A                                4.82%           6.50%             13.28%
----------------------------------------------------------------------------------
 SALOMON BROTHERS 30 DAY TREASURY
 BILLS INDEX#                           4.77%           4.76%              4.47%**
----------------------------------------------------------------------------------
 LEHMAN BROTHERS GOVT /CORP. BOND
 INDEX#                                 9.47%           7.30%              9.26%**
----------------------------------------------------------------------------------

* Inception Date for A shares is 9/4/90.

** Index returns are from 9/1/90

# The Salomon Brothers 30-Day Treasury Bills Index is an unmanaged index generally considered representative of the performance of short-term money investments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

 28
CALAMOS MARKET NEUTRAL FUND

                      Market Neutral Fund (formerly named Strategic Income Fund)
                                                                          [ICON]

SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding fee discounts and waivers.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT):                                               CLASS A      CLASS C
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)                             4.75%         NONE
------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 (AS A PERCENTAGE OF REDEMPTION PROCEEDS)                       NONE(1)          1%
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
 REINVESTED DIVIDENDS/DISTRIBUTIONS                               NONE         NONE
------------------------------------------------------------------------------------
 REDEMPTION FEE(2)                                                NONE         NONE
------------------------------------------------------------------------------------
 EXCHANGE FEE                                                     NONE         NONE
------------------------------------------------------------------------------------
(1)  The redemption of Class A shares purchased at net asset value under the
     $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% during the first year.
(2)  A service charge of $9 is deducted from proceeds of redemption paid by wire.
------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS):
------------------------------------------------------------------------------------
 MANAGEMENT FEES                                                  .75%         .75%
------------------------------------------------------------------------------------
 DISTRIBUTION (12b-1) FEES                                        .50%        1.00%
------------------------------------------------------------------------------------
 OTHER EXPENSES                                                  5.15%**      5.15%
------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES*                                6.40%        6.90%
------------------------------------------------------------------------------------
 FEE WAIVER AND/OR EXPENSE REIMBURSEMENT                         4.30%        4.30%
------------------------------------------------------------------------------------
 NET EXPENSES                                                    2.10%        2.60%
------------------------------------------------------------------------------------

* Pursuant to a written agreement, CALAMOS ASSET MANAGEMENT, INC. ("CAM") has voluntarily decided to waive fees and/or reimburse fund expenses so that the Total Annual Operating Expenses are limited to 2.00% for Class A shares and 2.50% for Class C shares. The fee waiver and/or reimbursement is binding on CAM through August 31, 2000. "Other Expenses" for Class C shares have been estimated since no Class C shares have been issued as of the Fund's fiscal year end.

** Includes .1% related to expenses incurred for dividends paid on short positions that are not subject to CAM's expense limitation.

CALAMOS MARKET NEUTRAL FUND

Market Neutral Fund (formerly named Strategic Income Fund)
[ICON]

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows an investment made and held for one year, three years, five years and ten years. In each case, we assume that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
-----------------------------------------------------------------------------------
 CLASS A                $1,080           $2,266           $3,418           $6,161
-----------------------------------------------------------------------------------
 CLASS C                $  683           $2,012           $3,290           $6,279
-----------------------------------------------------------------------------------

 30
CALAMOS MARKET NEUTRAL FUND

Growth Fund

[GROWTH FUND ICON]


CAPITAL APPRECIATION -- an increase in the market price of an asset, such as stocks or bonds.

EQUITY -- ownership interest in a corporation in the form of common or preferred stock.


WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?

The primary objective of the Growth Fund is long-term capital growth.

In pursuing the Fund's investment objective, we seek out securities that, in our opinion, are undervalued and offer above-average potential for earnings growth. The selection process emphasizes earnings growth potential coupled with financial strength and stability. We anticipate that common stocks will generally afford the best opportunity for capital growth.

The Fund's portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. Although we anticipate that the Fund will invest primarily in equity securities, the Fund may invest in convertible securities, preferred stocks and obligations such as bonds, debentures and notes that, in our opinion, present opportunities for capital appreciation.

When buying and selling securities for the Fund, we focus on the issuer's earnings growth potential coupled with financial strength and stability. We perform our own fundamental analysis, in addition to depending upon recognized rating agencies and other sources.

In our analysis, we typically consider the issuer's:

      - financial soundness

      - ability to make interest and dividend payments

      - earnings and cash-flow forecast

      - quality of management

Because the Fund may engage in active and frequent trading of portfolio securities, the Fund may have higher transaction costs which would affect the Fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?

EQUITY SECURITIES. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which we have an equity interest. Compared with other asset classes, equity investments have a greater potential for gain.

CALAMOS GROWTH FUND

Growth Fund
[ICON]

DEFENSIVE INVESTING. We may depart from the Fund's principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when we have assumed a temporary defensive position, the Fund may not be able to achieve its investment objective.

OTHER SECURITIES. Although not the principal investments or strategies of the Fund, we may utilize other investments and investment techniques which may impact performance, including options, warrants, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's principal risks include market risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

EQUITY INVESTMENTS. A substantial portion of the Fund's assets will be invested in equity securities. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

SMALL COMPANY RISK. Small company stocks have historically been subject to greater investment risk than large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

 32
CALAMOS GROWTH FUND

                                                                     Growth Fund
                                                                          [ICON]

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. As always, please note that how the Fund has performed in the past cannot predict how it will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

CALENDAR YEAR PERFORMANCE
[CALAMOS GROWTH FUND BAR CHART]

                                                                          CALAMOS GROWTH FUND
                                                                          -------------------
'1991'                                                                           40.21
'1992'                                                                            1.71
'1993'                                                                            4.36
'1994'                                                                           -5.71
'1995'                                                                           27.50
'1996'                                                                           37.91
'1997'                                                                           24.21
'1998'                                                                           27.31

For the period included in the bar chart, the Fund's highest return for a calendar quarter was 31.28% (the 4th quarter of 1998), and the Fund's lowest return for a calendar quarter was -18.31% (the 3rd quarter of 1998).

The Fund's year-to-date total return as of June 30, 1999 was 19.44%.

CALAMOS GROWTH FUND

Growth Fund
[ICON]

TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended December 31, 1998

                                                       SINCE CLASS A       SINCE CLASS C
                       ONE YEAR       FIVE YEARS         INCEPTION*         INCEPTION**
-----------------------------------------------------------------------------------------
 CLASS A                21.25%          20.07%              17.99%                 --
-----------------------------------------------------------------------------------------
 CLASS C                26.80%              --                 --              27.47%
-----------------------------------------------------------------------------------------
 S&P 500 INDEX#         28.57%          24.06%              20.43%***              --
-----------------------------------------------------------------------------------------

*  Inception Date for Class A shares is 9/4/90.

** Inception Date for Class C shares is 9/3/96.

***Index returns for the life of Class A shares are from 9/1/90.

# The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

 34
CALAMOS GROWTH FUND

                                                                     Growth Fund
                                                                          [ICON]

SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding fee discounts and waivers.

         SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
                     YOUR INVESTMENT):                          CLASS A      CLASS C
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)                             4.75%         NONE
------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 (AS A PERCENTAGE OF REDEMPTION PROCEEDS)                         NONE           1%
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
 REINVESTED DIVIDENDS/DISTRIBUTIONS                               NONE(1)      NONE
------------------------------------------------------------------------------------
 REDEMPTION FEE(2)                                                NONE         NONE
------------------------------------------------------------------------------------
 EXCHANGE FEE                                                     NONE         NONE
------------------------------------------------------------------------------------
(1) The redemption of Class A shares purchased at net asset value under the
    $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% during the first year.
(2) A service charge of $9 is deducted from proceeds of redemption paid by wire.
------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS):
------------------------------------------------------------------------------------
 MANAGEMENT FEES                                                  .75%         .75%
------------------------------------------------------------------------------------
 DISTRIBUTION (12b-1) FEES                                        .50%        1.00%
------------------------------------------------------------------------------------
 OTHER EXPENSES                                                  1.15%        1.25%
------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES*                                2.40%        3.00%
------------------------------------------------------------------------------------
 FEE WAIVER AND/OR REIMBURSEMENT                                  .40%         .50%
------------------------------------------------------------------------------------
 NET EXPENSES                                                    2.00%        2.50%
------------------------------------------------------------------------------------

* Pursuant to a written agreement, CALAMOS ASSET MANAGEMENT, INC. ("CAM") has voluntarily decided to waive fees and/or reimburse fund expenses so that the Total Annual Operating Expenses are limited to 2.00% for Class A shares and 2.50% for Class C shares. The fee waiver and/or reimbursement is binding on CAM through August 31, 2000.

CALAMOS GROWTH FUND

Growth Fund
[ICON]

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows an investment made and held for one year, three years, five years and ten years. In each case, we assume that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
-----------------------------------------------------------------------------------
 CLASS A                 $707            $1,188           $1,695           $3,081
-----------------------------------------------------------------------------------
 CLASS C                 $303            $  927           $1,577           $3,318
-----------------------------------------------------------------------------------

 36
CALAMOS GROWTH FUND

                         Global Growth and Income Fund
                            [GROWTH AND INCOME ICON]


CONVERTIBLE SECURITY --
corporate security (usually a preferred stock or bond) that is exchangeable at the option of the holder for a fixed number of other securities (usually common stock) at a set price or formula.

CAPITAL APPRECIATION -- an increase in the market price of an asset, such as stocks or bonds.


WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?

The primary objective of the Global Growth and Income Fund is high long-term total return through capital appreciation and current income.

Under normal market conditions the Fund invests at least 65% of its total assets in a globally diversified portfolio of convertible, equity and fixed-income securities with equal emphasis on capital appreciation and current income. Normally the Fund invests in the securities markets of at least three countries, which may include the United States.

A significant portion of the Fund's assets will be invested in convertible securities. We believe there are various advantages to buying convertible securities which include:

      - The potential for capital appreciation if the value of the underlying common stock increases

      - The relatively high yield received from dividend or interest payments as compared to common stock dividends

      - The relatively lower price volatility as compared to common stock

The Fund seeks to profit from this strategy by receiving interest on the convertible security and through an increase in the convertible's value. The convertible's value goes up when the market value of the underlying common stock increases above the conversion price.

We typically apply a four-step approach when selecting convertible securities for the Fund, which includes:

      1. Evaluating the default risk of the convertible security using traditional credit analysis

      2. Analyzing the convertible's underlying common stock to determine its capital appreciation potential

      3. Assessing the risk/return potential of the convertible security

      4. Evaluating the convertible security's impact on the overall composition of the Fund and it's diversification strategy

CALAMOS GLOBAL GROWTH AND INCOME FUND

Global Growth and Income Fund
[ICON]

DEBT OBLIGATION -- a security which is a written promise to repay a debt such as a bond or note.

In the equity and credit analysis, we generally consider the issuer's:

      - financial soundness

      - ability to make interest and dividend payments

      - earnings and cash-flow forecast

      - quality of management

The Fund's assets not invested in convertible securities are invested in common stocks that, in our judgment, provide opportunities for long-term capital appreciation, or in other securities as described below. The Fund generally invests in securities of companies that are medium-sized and larger relative to the securities markets of the countries in which those securities are traded.

A significant portion of the Fund's assets will be invested in foreign securities, and the Fund may invest without limit in high yield fixed-income securities (often referred to as "junk bonds"). The average term to maturity of the Fund's fixed income securities will typically range from five to ten years. The Fund's assets may also be invested in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers (Rule 144A securities).

WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?

FOREIGN SECURITIES. We may invest up to 100% of the Fund's net assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. Foreign securities do not include securities represented by American Depository Receipts (ADRs) or securities guaranteed by a U.S. person. ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued by a U.S. bank as a substitute for direct ownership of the foreign security. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

CONVERTIBLE SECURITIES. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

 38
CALAMOS GLOBAL GROWTH AND INCOME FUND

                                                   Global Growth and Income Fund
                                                                          [ICON]

Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund. Conversely, certain convertible debt securities may provide a "put option" which entitles the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

SYNTHETIC CONVERTIBLE SECURITIES. We may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.

The Fund may also purchase synthetic securities manufactured by other parties, typically investment banks, including convertible structured notes. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times.

EQUITY SECURITIES. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which we have an equity interest. Compared with other asset classes, equity investments have a greater potential for gain.

HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS). The Fund may invest without limit in convertible and non-convertible debt securities rated BB or lower by Standard & Poor's Corporation, or Ba or lower by Moody's Investor Services, Inc., and in securities that are not rated but are considered by us to be of similar quality (commonly called "junk" bonds). The Fund will not, however, acquire a security rated below C.

CALAMOS GLOBAL GROWTH AND INCOME FUND

Global Growth and Income Fund
[ICON]

DEFENSIVE INVESTING. We may depart from the Fund's principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when we have assumed a temporary defensive position, the Fund may not be able to achieve its investment objective.

OTHER SECURITIES. Although not the principal investments or strategies of the Fund, we may utilize other investments and investment techniques which may impact performance, including options, warrants, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's principal risks include market risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

FOREIGN SECURITIES. We may invest up to 100% of the Fund's net assets in securities of foreign issuers. There are special risks associated with investing in foreign securities that are not typically associated with investing in U. S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards, and less liquidity in foreign markets than in U.S. markets.

DEFAULT RISK. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk.

 40
CALAMOS GLOBAL GROWTH AND INCOME FUND

                                                   Global Growth and Income Fund
                                                                          [ICON]

MARKET PRICE -- the last reported sales price of a security (if on an exchange) or the last bid and ask prices if the security is traded over-the-counter.

EQUITY -- ownership interest in a corporation in the form of common or preferred stock.

INTEREST RATE RISK. Interest rate risk is the risk that the Fund's investments will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of the bonds held by the Fund generally decrease in periods when interest rates are rising. In addition, interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

CONVERTIBLE SECURITIES. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. Conversely, a convertible's market value increases as interest rates decline. However, the convertible's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price". The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying common stock falls below the conversion price of the security.

As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities entail less risk than its common stock.

EQUITY INVESTMENTS. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. Smaller companies are especially sensitive to these factors, and therefore may experience more price volatility than larger companies.

RULE 144A SECURITIES. The Fund may invest without limit in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Under the supervision of the Fund's board of trustees, we will determine whether securities purchased under Rule 144A are illiquid. The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid, that is, not readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percent of the Fund's assets invested in illiquid securities would increase.

CALAMOS GLOBAL GROWTH AND INCOME FUND

Global Growth and Income Fund
[ICON]

HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS). The Fund's investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. As always, please note that how the Fund has performed in the past cannot predict how it will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

 42
CALAMOS GLOBAL GROWTH AND INCOME FUND

                                                   Global Growth and Income Fund
                                                                          [ICON]

CALENDAR YEAR PERFORMANCE
[Global Growth/Income Fund Bar Chart]

                                                                 CALAMOS GLOBAL GROWTH & INCOME FUND %
                                                                 -------------------------------------
'1997'                                                                           18.34
'1998'                                                                           14.09

For the period included in the bar chart, the Fund's highest return for a calendar quarter was 13.03% (the 2nd quarter of 1997), and the Fund's lowest return for a calendar quarter was -11.91% (the 3rd quarter of 1998).

The Fund's year-to-date total return as of June 30, 1999 was 11.01%.

CALAMOS GLOBAL GROWTH AND INCOME FUND

Global Growth and Income Fund
[ICON]

TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended December 31, 1998

                                                   SINCE CLASS A       SINCE CLASS C
                                    ONE YEAR         INCEPTION*         INCEPTION**
-------------------------------------------------------------------------------------
 CLASS A                              8.59%            14.09%                  --
-------------------------------------------------------------------------------------
 CLASS C                             13.51%                --              16.29%
-------------------------------------------------------------------------------------
 MORGAN STANLEY CAPITAL
 INTERNATIONAL WORLD INDEX#          24.80%             21.6%***               --
-------------------------------------------------------------------------------------

*   Inception date for Class A shares is 9/9/96.

**  Inception date for Class C shares is 9/24/96.

***  Index returns for the life of Class A shares are from 9/1/96.

# The Morgan Stanley Capital International World Index is an unmanaged equity index that is an arithmetic, market value-weighted average of the performance of over 1,460 securities listed on stock exchanges around the world. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

 44
CALAMOS GLOBAL GROWTH AND INCOME FUND

                                                   Global Growth and Income Fund
                                                                          [ICON]

SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding fee discounts and waivers.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT):                                               CLASS A      CLASS C
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)                             4.75%         NONE
------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 (AS A PERCENTAGE OF REDEMPTION PROCEEDS)                         NONE(1)        1%
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED
 ON REINVESTED DIVIDENDS/DISTRIBUTIONS                            NONE         NONE
------------------------------------------------------------------------------------
 REDEMPTION FEE(2)                                                NONE         NONE
------------------------------------------------------------------------------------
 EXCHANGE FEE                                                     NONE         NONE
------------------------------------------------------------------------------------
(1)  The redemption of Class A shares purchased at net asset value under the
     $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% during the first year.
(2)  A service charge of $9 is deducted from proceeds of redemption paid by wire.
------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS):
------------------------------------------------------------------------------------
 MANAGEMENT FEES                                                  .75%         .75%
------------------------------------------------------------------------------------
 DISTRIBUTION (12b-1) FEES                                        .50%        1.00%
------------------------------------------------------------------------------------
 OTHER EXPENSES                                                  1.95%        2.25%
------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES*                                3.20%        4.00%
------------------------------------------------------------------------------------
 FEE WAIVER AND/OR EXPENSE REIMBURSEMENT                         1.20%        1.50%
------------------------------------------------------------------------------------
 NET EXPENSES                                                    2.00%        2.50%
------------------------------------------------------------------------------------

* Pursuant to a written agreement, CALAMOS ASSET MANAGEMENT, INC. ("CAM") has voluntarily decided to waive fees and/or reimburse fund expenses so that the Total Annual Operating Expenses are limited to 2.00% for Class A shares and 2.50% for Class C shares. The fee waiver and/or reimbursement is binding on CAM through August 31, 2000.

CALAMOS GLOBAL GROWTH AND INCOME FUND

Global Growth and Income Fund
[ICON]

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows an investment made and held for one year, three years, five years and ten years. In each case, we assume that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
-----------------------------------------------------------------------------------
 CLASS A                 $783            $1,414           $2,069           $3,812
-----------------------------------------------------------------------------------
 CLASS C                 $402            $1,218           $2,051           $4,206
-----------------------------------------------------------------------------------

 46
CALAMOS GLOBAL GROWTH AND INCOME FUND

                         Global Growth and Income Fund
                            [GROWTH AND INCOME ICON]


YIELD -- the annual return of an investment, expressed as a percentage. For bonds and notes, it is the coupon rate (interest rate) divided by the market price.


WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?

The primary objective of the High Yield Fund is the highest level of current income obtainable with reasonable risk. Its secondary objective is capital gain where consistent with the Fund's primary objective.

The Fund invests mainly in a diversified portfolio of high yield fixed-income securities (often referred to as "junk bonds") issued by both U.S. and foreign companies. Under normal market conditions, we invest at least 65% of the Fund's total assets in high yield, fixed-income securities (junk bonds).

The Fund may invest without limit in high yield fixed-income securities (junk bonds). The average term to maturity of the Fund's fixed-income securities will typically range from five to ten years. The Fund may invest up to 25% of its net assets in foreign securities. The Fund's assets may also be invested in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers (Rule 144A Securities).

The high yield fixed-income securities ("junk bonds") in which the Fund intends to invest have lower credit ratings than investment grade securities [those rated BBB or higher by Standard and Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's")]. However, junk bonds typically offer a significantly higher yield, as well as greater risks, than investment grade securities. The Fund may invest in both convertible and non-convertible high yield bonds. Convertible debt securities are exchangeable for equity securities of the issuer at a predetermined price, and typically offer greater appreciation potential than non-convertible debt securities.

The ratings of S&P and Moody's are used only as preliminary indicators of investment quality. We also use our own credit research and analysis.

Achievement of the Fund's investment objectives will be more dependent on our credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Our analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

The portion of the Fund's assets that is not invested in junk bonds may be invested in equity securities, higher rated fixed-income securities, and other securities as described below.

CALAMOS HIGH YIELD FUND

High Yield Fund
[ICON]

DEBT OBLIGATION -- a security which is a written promise to repay a debt such as a bond or note.

WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?

HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS). As discussed above, the Fund may invest without limit in convertible and non-convertible debt securities rated BB or lower by S&P, or Ba or lower by Moody's, and in securities that are not rated but are considered by us to be of similar quality.

CONVERTIBLE SECURITIES. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security; convert it into the underlying common stock; or sell it to a third party at a time that may be unfavorable to the Fund. Conversely, certain convertible debt securities may provide a "put option" which entitle the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

SYNTHETIC CONVERTIBLE SECURITIES. We may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities manufactured by other parties, typically investment banks, including convertible structured notes. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times.

FOREIGN SECURITIES. We may invest up to 25% of the Fund's net assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. For purposes of the 25% limitation, foreign securities do not include securities represented by American Depository Receipts (ADRs) or securities guaranteed by a U.S. person. ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued

 48
CALAMOS HIGH YIELD FUND

                                                                 High Yield Fund
                                                                          [ICON]

by a U.S. bank as a substitute for direct ownership of the foreign security. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

DEFENSIVE INVESTING. We may depart from the Fund's principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when we have assumed a temporary defensive position, the Fund may not be able to achieve its investment objective.

OTHER SECURITIES. Although not the principal investments or strategies of the Fund, we may utilize other investments and investment techniques which may impact performance, including options, warrants, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's principal risks include market risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS). As mentioned above, at least 65% of the Fund's total assets will be invested in junk bonds. The Fund's investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bonds will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

DEFAULT RISK. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk.

CALAMOS HIGH YIELD FUND

High Yield Fund
[ICON]

MARKET PRICE -- the last reported sales price of a security (if on an exchange) or the last bid and ask prices if the security is traded over-the-counter.

INTEREST RATE RISK. Interest rate risk is the risk that the Fund's investments will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of the bonds held by the Fund generally decrease in periods when interest rates are rising. In addition, interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

CONVERTIBLE SECURITIES. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. Conversely, a convertible's market value increases as interest rates decline. However, the convertible's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price". The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security.

As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities entail less risk than its common stock.

RULE 144A SECURITIES. The Fund may invest without limit in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Under the supervision of the Fund's board of trustees, we will determine whether securities purchased under Rule 144A are illiquid. The Fund is restricted to investing no more than 10% of its total assets in securities that are illiquid, that is, not readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percent of the Fund's assets invested in illiquid securities would increase.

FOREIGN SECURITIES. We may invest up to 25% of the Fund's net assets in the securities of foreign issuers. There are special risks associated with investing in foreign securities that are not typically associated with investing in U. S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in

 50
CALAMOS HIGH YIELD FUND

                                                                 High Yield Fund
                                                                          [ICON]

the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards, and less liquidity in foreign markets than in U.S. markets.

SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Please note that performance information has not been presented for the Fund since the Fund has not been in existence for at least one calendar year.

CALAMOS HIGH YIELD FUND

High Yield Fund
[ICON]

SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding fee discounts and waivers.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):     CLASS A      CLASS C
------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on Purchases
 (as a percentage of offering price)                             4.75%         None
------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
 (as a percentage of redemption proceeds)                         None(1)        1%
------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends/Distributions                               None         None
------------------------------------------------------------------------------------
 Redemption Fee(2)                                                None         None
------------------------------------------------------------------------------------
 Exchange Fee                                                     None         None
------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% during the first year.

(2)  A service charge of $9 is deducted from proceeds of redemption paid by wire.
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS):
------------------------------------------------------------------------------------
 Management Fees                                                  .75%         .75%
------------------------------------------------------------------------------------
 DISTRIBUTION (12b-1) FEES                                        .50%        1.00%
------------------------------------------------------------------------------------
 Other Expenses*                                                 6.31%        6.96%
------------------------------------------------------------------------------------
 Total Annual Operating Expenses**                               7.56%        8.71%
------------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement                         5.56%        6.21%
------------------------------------------------------------------------------------
 Net Expenses                                                    2.00%        2.50%
------------------------------------------------------------------------------------

* "Other Expenses" are based on estimated amounts for the current fiscal year. The Fund is expected to commence operations on or about August 2, 1999.

** Pursuant to a written agreement, CALAMOS ASSET MANAGEMENT, INC. ("CAM") has voluntarily decided to waive fees and/or reimburse fund expenses so that the Total Annual Operating Expenses are limited to 2.00% for Class A shares and 2.50% for Class C shares. The fee waiver and/or reimbursement is binding on CAM through August 31, 2000.

 52
CALAMOS HIGH YIELD FUND

[HIGH YIELD FUND ICON]

HIGH YIELD FUND
EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows an investment made and held for one year and three years. In each case, we assume that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                ONE YEAR          THREE YEARS
------------------------------------------------------------------------------
 CLASS A                                         $1,186              $2,553
------------------------------------------------------------------------------
 CLASS C                                         $  855              $2,471
------------------------------------------------------------------------------

CALAMOS HIGH YIELD FUND

FUND FACTS

[FUND FACTS ICON]


WHO MANAGES THE FUNDS?
--------------------------------------------------------------------------------

The Fund's investments are managed by CALAMOS ASSET MANAGEMENT, INC. ("CAM"), 1111 E. Warrenville Road, Naperville, IL. On March 31, 1999, CAM managed approximately $3.6 billion in assets of individuals and institutions. CAM is controlled by John P. Calamos, who has been engaged in the investment advisory business since 1977.

Subject to the overall authority of the board of trustees, CAM provides continuous investment supervision and management to the Funds under a management agreement and also furnishes office space, equipment and management personnel. For these services, each Fund pays CAM a fee based on average daily net assets that is accrued daily and paid on a monthly basis. The fee paid by Growth Fund is at the annual rate of 1% of the first $150 million of average net assets and
 .75% of average net assets in excess of $150 million. The fee paid by Global Growth and Income Fund is at the annual rate of 1% of average net assets. The fee paid by High Yield Fund is at the annual rate of .75% of average net assets. The fee paid by each other Fund is at the annual rate of .75% of the first $150 million of average net assets and .50% of average net assets in excess of $150 million.

CAM has voluntarily agreed to limit the annual ordinary operating expenses of each Fund, as a percentage of the average net assets of the particular class of shares, to 2.00% for Class A shares and 2.50% for Class C shares through August 31, 2000.

John P. Calamos and Nick P. Calamos are responsible for managing the portfolios of Convertible Fund, Growth and Income Fund, Global Growth and Income Fund and High Yield Fund; John P. Calamos and John P. Calamos Jr. are primarily responsible for the day-to-day management of the portfolios of Market Neutral Fund and Growth Fund. During the past five years, John P. Calamos has been president and a trustee of the Trust and president of CAM and CALAMOS FINANCIAL SERVICES, INC. ("CFS") an affiliate of CAM; John P. Calamos, Jr. has been a portfolio manager of CAM; and Nick P. Calamos has been vice president of the Trust, a trustee of the Trust since 1997 and a managing director of CAM and CFS.

 54
CALAMOS FAMILY OF FUNDS

                                                                      Fund Facts
                                                                  [CALAMOS ICON]

HOW CAN I BUY SHARES?
--------------------------------------------------------------------------------

This prospectus offers two classes of shares, Class A and C. The different classes of shares are investments in the same portfolio of securities, but each class of shares has different expenses and will likely have different share prices.

You may purchase Fund shares in either of the following ways:

Class A Shares     The offering price of a Class A share is the net
                   asset value plus an initial sales charge. The
                   maximum sales charge is 4.75% of the offering price.
                   Reduced sales charges are available for purchases of
                   $50,000 or more. A distribution fee (Rule 12b-1,
                   explained below) is also applied to Class A shares.

Class C Shares     The offering price of a Class C share is the net
                   asset value with no initial sales charge. A
                   distribution fee (Rule 12b-1, explained below) and a
                   1% contingent deferred sales charge on shares sold
                   within one year of purchase are applied to Class C
                   shares. The charge will not be applied to the
                   purchase of shares from the reinvestment of
                   dividends or capital gains distributions.

You may buy shares of the Funds by contacting the securities broker-dealer or other financial services firm who gave you this prospectus. When you buy shares, be sure to specify whether you want Class A or Class C shares.

The table above summarizes the main differences between Class A and Class C shares, which lie primarily in their initial and contingent deferred sales charge structures and their distribution fees. Each class has distinct advantages and disadvantages for different investors, and you may choose the class that best suits your circumstances and objectives.

DISTRIBUTION AND SERVICE (RULE 12b-1) PLAN

The Funds have a Distribution and Service Plan or "12b-1 Plan". Under the plan, both Class A and C shares pay a service fee of .25% of the average daily net assets of their respective class. Each Fund also pays a distribution fee of .25% for Class A shares and .75% for Class C shares.

Since the Fund's assets are used to pay 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders

CALAMOS FAMILY OF FUNDS

Fund Facts
[CALAMOS ICON]

RIGHT OF ACCUMULATION -- you can pay the sales charge that applies to the higher of the cost or value of your CALAMOS FAMILY OF FUNDS shares owned.

LETTER OF INTENT -- you can pay the sales charge that applies to the total of all the CALAMOS FAMILY OF FUNDS shares you agree to buy within a 13-month period.

eventually may pay more than the economic equivalent of the maximum initial charges permitted by the National Association of Securities Dealers (NASD).

HOW MUCH DOES IT COST TO BUY CLASS A SHARES?

Class A shares are sold at the net asset value per share plus an initial sales charge. The sales charge varies depending on the amount of your purchase, as follows:

                                                 SALES CHARGE
                                         ----------------------------
                                           AS A % OF      AS A % OF
                                          NET AMOUNT       OFFERING
                                           INVESTED         PRICE
---------------------------------------------------------------------
 LESS THAN $50,000                           4.99%          4.75%
---------------------------------------------------------------------
 $50,000 BUT LESS THAN $100,000               4.44           4.25
---------------------------------------------------------------------
 $100,000 BUT LESS THAN $250,000              3.63           3.50
---------------------------------------------------------------------
 $250,000 BUT LESS THAN $500,000              2.56           2.50
---------------------------------------------------------------------
 $500,000 BUT LESS THAN $1,000,000            2.04           2.00
---------------------------------------------------------------------
 $1,000,000 OR MORE                          NONE*          NONE*
---------------------------------------------------------------------

* Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

HOW CAN I REDUCE SALES CHARGES FOR CLASS A PURCHASES?

RIGHTS OF ACCUMULATION. If you already own shares in a Fund, you may add the value of those shares to the value of any new investment. Then, the sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your current and new investment. To determine the value of the shares of your current investment, you can use either the current public offering price or the actual price you paid, whichever is greater.

STATEMENT OF INTENTION. You can purchase additional Class A shares of any of the Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at once under a Letter of Intent. A Letter of Intent does not obligate you to purchase or sell additional Class A shares. A price adjustment is made according to the actual amount purchased within the 13-month period.

 56
CALAMOS FAMILY OF FUNDS

                                                                      Fund Facts
                                                                  [CALAMOS ICON]

NET ASSET VALUE -- the dollar value of a single mutual fund share based on the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

$1,000,000 PURCHASE ORDER. You may purchase Class A shares of a Fund at net asset value without a sales charge provided that the total amount invested in the Fund or other Funds totals at least $1,000,000. With a $1,000,000 purchase order, you will pay a contingent deferred sales charge of 1% on shares that are sold within one year after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

EXCHANGE PRIVILEGE. You may exchange Class A shares of a Fund for Class A shares of another Fund with no sales charge. Class C shares of a Fund can also be exchanged for Class C share of another Fund with no contingent deferred sales charge. YOU MAY NOT MAKE MORE THAN FOUR EXCHANGES FROM ANY FUND DURING ANY CALENDAR YEAR. AN EXCHANGE TRANSACTION IS CONSIDERED A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS.

HOW CAN I PURCHASE CLASS A SHARES WITHOUT A SALES CHARGE?

Class A shares of a Fund may be purchased at net asset value, with no initial sales charge, under the following scenarios:

(a) any investor buying shares that have been recommended by an investment consultant to whom you pay a fee for services relating to investment selection;

(b) any investor buying shares through an investment advisory account with CALAMOS ASSET MANAGEMENT, INC. or through a brokerage account with CALAMOS FINANCIAL SERVICES, INC. (CFS) over which CFS has investment discretion;

(c) any investor buying shares in a non-discretionary, non-advisory, asset-based-fee brokerage account of a broker-dealer having a selling group agreement with CFS;

(d) any investor buying shares by exchange of Cash Account Shares or Summit Fund Shares previously purchased through use of the exchange privilege;

(e) any employee benefit plan having more than 200 eligible employees or a minimum of $1 million of plan assets invested in the Funds;

(f) any employee benefit plan buying shares through an intermediary that has signed a participation agreement with CFS specifying certain asset minimums and qualifications, and marketing, program and trading restrictions;

CALAMOS FAMILY OF FUNDS

Fund Facts
[CALAMOS ICON]

(g) any insurance company separate account used to fund annuity contracts for employee benefit plans having a total of more than 200 eligible employees or a minimum of $1 million of plan assets invested in the Funds;

(h) any employee or registered representative of CFS, one of its affiliates or a broker-dealer with a selling group agreement with CFS;

(i) any trustee of the Trust;

(j) any member of the immediate family of a person qualifying under (h) or (i), including a spouse, child, stepchild, sibling, parent, stepparent, grandchild and grandparent, in each case including in-law and adoptive relationships;

(k) any trust, pension, profit sharing, or other benefit plan in which any person qualifying under (h) is a participant;

(l) any 401(k) plan (cash or deferred arrangement intended to qualify under section 401(k) of the Internal Revenue Code) or other qualified retirement plan to which a person qualifying under (h), (i) or (j) makes voluntary contributions into his or her own account, investing with self direction

(m) any company exchanging shares with a Fund pursuant to a merger, acquisition or exchange offer;

(n) Any investor buying shares with the proceeds of shares sold in the prior 12 months from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid.

In addition, Class A shares of the Convertible Fund may be bought without an initial sales charge by any shareholder of the Convertible Fund who has been a shareholder since April 30, 1992.

HOW CAN I SELL SHARES?
--------------------------------------------------------------------------------

THROUGH YOUR BROKER-DEALER (CERTAIN CHARGES MAY APPLY)

Shares held for you in your broker-dealer's name must be sold through the broker-dealer.

 58
CALAMOS FAMILY OF FUNDS

                                                                      Fund Facts
                                                                  [CALAMOS ICON]

TRANSFER AGENT -- maintains the Fund's shareholder records including purchases, sales and account balances.

WRITING TO THE FUND'S TRANSFER AGENT

As a shareholder, you may request a Fund to redeem your shares. When the shares are held for you by the Funds' transfer agent, you may sell your shares by sending a written request with signatures guaranteed to: First Data Investor Services Group, Inc., 211 South Gulph Road, P.O. Box 61767, King of Prussia, PA 19406. If you hold physical certificates for your shares, they must be endorsed and mailed to or deposited with First Data Investor Services Group along with a written request for redemption. Under certain circumstances, before shares can be sold, additional documents may be required in order to verify the authority of the person who is selling the shares.

PROCESSING TIME

A check for the proceeds from the sale will not be sent to you until the check used to purchase the shares has cleared, which can take up to 15 days after purchase. You may avoid this delay by buying shares with a wire transfer of funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

SMALL ACCOUNTS

Due to the relatively high cost of handling small accounts, each Fund may give you 30 days' written notice that it intends to buy your shares, at net asset value, if your account has a value of less than $500. This would not apply if your account value declined to less than $500 as a result of market fluctuation.

ONCE YOUR INSTRUCTIONS TO SELL SHARES OF THE FUNDS HAVE BEEN RECEIVED, YOU MAY NOT CANCEL OR REVOKE YOUR REQUEST. IT IS THEREFORE, VERY IMPORTANT THAT YOU CALL US IF YOU HAVE ANY QUESTIONS ABOUT THE REQUIREMENTS FOR SELLING SHARES BEFORE SUBMITTING YOUR REQUEST.

TRANSACTION INFORMATION
--------------------------------------------------------------------------------

SHARE PRICE

Each Fund's share price, or net asset value (NAV) is determined as of the close of regular session trading on the New York Stock Exchange (NYSE) (currently 4:00 p.m. Eastern Time) each day that the Exchange is open. The NYSE is regularly closed on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

CALAMOS FAMILY OF FUNDS

Fund Facts
[Fund Facts ICON]

SIGNATURE GUARANTEE -- an authentication of a signature in the form of a stamp or seal by a bank, stock exchange member or other acceptable guarantor (not a Notary Public).

The NAV per share is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities, by the number of Fund shares outstanding. When shares are purchased or sold, the order is processed at the next NAV that is calculated on any day the NYSE is open for trading, after receiving a purchase or sale order. The values of the securities in the Fund are based on market prices from the primary market in which they are traded. As a general rule, equity securities listed on a U.S. securities exchange or NASDAQ National Market are valued at the last quoted sale price on the day the valuation is made. Bonds and other fixed-income securities that are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected this will ordinarily be the over-the-counter market.

The foreign securities held by a Fund are traded on exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of foreign securities is determined at the close of trading of the exchange on which the securities are traded or at the close of trading on the NYSE, whichever is earlier. As a result, it is possible that events affecting the value of such securities may occur that are not reflected in the computation of the Fund's NAV, and the NAV may change on days when you will not be able to buy or sell the Fund's shares.

If market prices are not readily available, securities and other assets are priced at a fair value as determined by the board of trustees. Any fair value pricing will be based on what the board believes is the current and true price of the security rather than the last quoted price of the security.

WHERE CAN I HAVE MY SIGNATURE GUARANTEED?

With your written request to sell shares, each person signing must have their signature guaranteed. You can obtain a signature guarantee from most brokerage houses, including CFS, and financial institutions.

WHAT IS THE MINIMUM AMOUNT I CAN INVEST IN THE FUNDS?

The minimum initial investment for each Fund is $500. Additional minimum investments can be made for $50 or more.

 60
CALAMOS FAMILY OF FUNDS

                                                                      Fund Facts
                                                                  [CALAMOS ICON]

DIVIDENDS -- income paid to shareholders as cash or reinvested in additional Fund shares as they are paid.

DISTRIBUTIONS -- payment of a dividend or capital gain to shareholders as cash or reinvested in the Fund as they are paid.

PURCHASE RESTRICTIONS

We reserve the right to reject any order for the purchase of shares in whole or in part, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise.

BROKER TRANSACTIONS

If you buy and sell shares of a Fund through a member of the National Association of Securities Dealers, Inc. other than CFS, the Funds' distributor, that member may charge a fee for that service. Please read this prospectus along with any material describing fees and services that the member firm may charge.

REDEMPTION-IN-KIND

The Funds reserve the right to honor any request for sales or repurchase by paying you with readily marketable securities, either in whole or in part. This is considered a "redemption-in-kind". The Fund will choose these securities and value them in the same way as they are valued for purposes of computing the Fund's net asset value. You may incur transaction expenses if you convert these securities to cash.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

You may receive two kinds of distributions from a Fund: dividends and capital gains distributions. Unless you requested on the account application or in writing that distributions be made in cash, all dividends and capital gains distributions are paid by crediting you with additional shares of the Fund of the same class you already own. These shares are valued at the next net asset value per share that is computed after the dividend or distribution date. There is no sales charge applied. The Convertible Fund, Growth and Income Fund, Market Neutral Fund, Global Growth and Income Fund, and High Yield Fund each declares and pays dividends from net investment income quarterly; the Growth Fund declares dividends annually. Net realized long-term capital gains, if any, are paid to shareholders by each Fund at least annually.

If two consecutive dividend checks from a Fund are returned undeliverable, those dividends will be invested in additional shares of that Fund at the current net asset value and the account will be designated as a dividend reinvestment account.

CALAMOS FAMILY OF FUNDS

Fund Facts
[CALAMOS ICON]

TAXES

You may realize a capital gain or capital loss when you sell (redeem) shares. The federal tax treatment will depend, of course, on how long you owned the shares and on your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state and locality.

The dividends and distributions paid by a Fund are subject to taxation as of the date of payment, except for those distributions declared in October, November or December. If you are a shareholder of record during one of those months, for tax purposes, your distributions will be treated as though it were received on December 31 of the year in which they are declared, provided they are paid prior to February 1 of the next year.

You may be taxed for dividends from net investment income and capital gains distributions at different rates depending on your tax situation. Annually, we will advise you of the source of your distributions for tax purposes.

SHAREHOLDER INFORMATION

YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, if the computer systems that CAM and other service providers use do not properly process and calculate date-related information and data from and after January 1, 2000, the Funds could be adversely affected. This is commonly known as the "Year 2000 Problem." CAM has advised the Funds that it is taking steps that it believes are reasonably designed to address the Year 2000 Problem for the computer systems that it uses, and is also obtaining reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, there can be no assurances that the Year 2000 Problem will not have an adverse effect on global markets or economies, or on the companies whose securities are held by the Fund. Although CAM may consider the Year 2000 Problem when evaluating investment opportunities, there can be no assurance that improperly functioning computers will not affect specific issuers or broad markets.

 62
CALAMOS FAMILY OF FUNDS

                                                                      Fund Facts
                                                                  [CALAMOS ICON]

EURO CONVERSION

The introduction of the Economic and Monetary Union (EMU) in Europe occurred on January 1, 1999, when eleven European countries adopted a single currency -- the euro. The full conversion to the euro is being phased in over a three-year period. During this time, valuation systems and other operational problems may occur in connection with the Fund's investments quoted in the euro. We are actively working to address euro-related issues and understand that other key service providers are taking similar steps. A number of economic benefits are expected from the EMU's implementation such as: lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with the EMU. Monetary and economic union on this scale has never been attempted before. In addition, there is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of the international markets in which we invest.

CALAMOS FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS

[FINANCIAL HIGHLIGHTS ICON]

The tables below are intended to help you understand the Funds' financial performance for the period shown below for both Class A and Class C shares, except for Market Neutral Fund, which has no class C shares, and except for High Yield Fund, which is expected to commence operations on or about August 2, 1999. Certain information reflects financial results for a single Fund share. The Total Return figures show what an investor in a Fund would have earned (or lost) if all distributions had been reinvested. This information has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                                            CLASS A SHARES
                                            -----------------------------------------------
                                                                                    ELEVEN
                                                    YEAR ENDED MARCH 31,            MONTHS
                                            -------------------------------------    ENDED
                                             1999      1998      1997      1996     3/31/95
-------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD       $ 17.43   $ 14.68   $ 14.49   $ 12.41   $ 13.04
 INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME                        .41       .49       .36       .40       .38
   NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                               .09      3.92      1.39      3.06      (.01)
                                            -------   -------   -------   -------   -------
   TOTAL FROM INVESTMENT OPERATIONS             .50      4.41      1.75      3.46       .37
-------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME        (.41)     (.61)     (.45)     (.31)     (.32)
   DIVIDENDS FROM NET REALIZED CAPITAL
   GAINS                                       (.38)     (.95)    (1.11)    (1.07)     (.56)
   DIVIDENDS IN EXCESS OF NET REALIZED
   CAPITAL GAINS                                 --        --        --        --      (.12)
   DISTRIBUTIONS FROM PAID IN CAPITAL            --      (.10)       --        --        --
                                            -------   -------   -------   -------   -------
   TOTAL DISTRIBUTIONS                         (.79)    (1.66)    (1.56)    (1.38)    (1.00)
-------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD             $ 17.14   $ 17.43   $ 14.68   $ 14.49   $ 12.41
-------------------------------------------------------------------------------------------
 TOTAL RETURN (a)                               3.2%     31.4%     12.9%     28.8%      3.2%
-------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
   NET ASSETS, END OF PERIOD (000)          $67,456   $62,157   $35,950   $24,460   $16,646
   RATIO OF EXPENSES TO AVERAGE NET ASSETS      1.4%      1.4%      1.5%      1.5%      1.6%*
   RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS                           2.6%      3.3%      2.8%      3.0%      3.3%*
-------------------------------------------------------------------------------------------

 64
CALAMOS FAMILY OF FUNDS

                                                            Financial Highlights
                                                                          [ICON]

CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                                                       CLASS C SHARES
                                                             -----------------------------------
                                                              YEAR ENDED MARCH 31        7/5/96
                                                             ---------------------       THROUGH
                                                              1999          1998         3/31/97
------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                        $ 17.38       $ 14.63       $13.87
 NET INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME                                         .31           .40          .30
   NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                                .11          3.92         1.21
                                                             -------       -------       ------
   TOTAL FROM INVESTMENT OPERATIONS                              .42          4.32         1.51
-----------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME                         (.35)         (.52)        (.25)
   DIVIDENDS FROM NET REALIZED CAPITAL
   GAINS                                                        (.38)         (.95)        (.50)
                                                             -------       -------       ------
   DISTRIBUTIONS FROM PAID IN CAPITAL                             --          (.10)          --
                                                             -------       -------       ------
   TOTAL DISTRIBUTIONS                                          (.73)        (1.57)        (.75)
-----------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                              $ 17.07       $ 17.38       $14.63
-----------------------------------------------------------------------------------------------
 TOTAL RETURN (a)                                                2.7%         30.8%        11.1%
-----------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
   NET ASSETS, END OF PERIOD (000)                           $30,843       $14,358       $3,094
   RATIO OF EXPENSES TO AVERAGE NET ASSETS                       1.9%          2.0%         2.0%*
   RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS                                            2.1%          3.0%         2.7%*
-----------------------------------------------------------------------------------------------

                                                                                                 ELEVEN
                                                            YEAR ENDED MARCH 31,                 MONTHS
                                                 ------------------------------------------       ENDED
                                                  1999        1998        1997        1996       3/31/95
--------------------------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER RATE                           78.2%       76.0%       52.3%       65.2%       42.1%
--------------------------------------------------------------------------------------------------------

(a) Total return is not annualized and does not reflect the effect of sales charges.

*  Annualized

CALAMOS FAMILY OF FUNDS

Financial Highlights
[ICON]

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                              CLASS A SHARES
                                               ---------------------------------------------
                                                                                     ELEVEN
                                                      YEAR ENDED MARCH 31,           MONTHS
                                               -----------------------------------    ENDED
                                                1999      1998      1997     1996    3/31/95
--------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD          $ 18.59   $ 15.52   $15.62   $12.68   $12.97
 NET INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME                           .39       .34      .34      .37      .35
   NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                  .79      5.14     1.52     3.70     (.02)
                                               -------   -------   ------   ------   ------
   TOTAL FROM INVESTMENT OPERATIONS               1.18      5.48     1.86     4.07     0.33
--------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME           (.39)     (.41)    (.28)    (.42)    (.32)
   DIVIDENDS FROM NET REALIZED CAPITAL GAINS     (1.16)    (2.00)   (1.68)    (.71)    (.30)
                                               -------   -------   ------   ------   ------
   TOTAL DISTRIBUTIONS                           (1.55)    (2.41)   (1.96)   (1.13)    (.62)
--------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                $ 18.22   $ 18.59   $15.52   $15.62   $12.68
--------------------------------------------------------------------------------------------
 TOTAL RETURN (b)                                  6.9%     37.8%    12.9%    33.0%     2.8%
--------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
   NET ASSETS, END OF PERIOD (000)             $18,981   $13,119   $8,408   $5,813   $3,853
   RATIO OF EXPENSES TO AVERAGE NET ASSETS
   (a)                                             2.0%      2.0%     2.0%     2.0%     2.0%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
   NET ASSETS (a)                                  2.3%      2.0%     2.4%     2.6%     3.0%*
--------------------------------------------------------------------------------------------

 66
CALAMOS FAMILY OF FUNDS

                                                            Financial Highlights
                                                                          [ICON]

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                       CLASS C SHARES
                                                              ---------------------------------
                                                                     YEAR
                                                                     ENDED
                                                                   MARCH 31             8/5/96
                                                              -------------------       THROUGH
                                                               1999         1998        3/31/97
-----------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $18.48       $15.50       $14.52
 NET INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME                                         .28          .26          .26
   NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                                .82         5.11         1.30
                                                              ------       ------       ------
   TOTAL FROM INVESTMENT OPERATIONS                             1.10         5.37         1.56
-----------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME                         (.34)        (.39)        (.25)
   DIVIDENDS FROM NET REALIZED CAPITAL GAINS                   (1.17)       (2.00)        (.33)
                                                              ------       ------       ------
   TOTAL DISTRIBUTIONS                                          1.51        (2.39)        (.58)
-----------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                               $18.07       $18.48       $15.50
-----------------------------------------------------------------------------------------------
 TOTAL RETURN (b)                                                6.5%        37.1%        10.8%
-----------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
   NET ASSETS, END OF PERIOD (000)                            $2,676       $1,379       $  330
   RATIO OF EXPENSES TO AVERAGE NET ASSETS (c)                   2.4%         2.5%         2.5%*
   RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS (c)                                        1.9%         1.5%         2.4%*
-----------------------------------------------------------------------------------------------

                                                                                                 ELEVEN
                                                            YEAR ENDED MARCH 31,                 MONTHS
                                                 ------------------------------------------       ENDED
                                                  1999        1998        1997        1996       3/31/95
--------------------------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER RATE                           87.5%      115.5%       91.5%       86.4%       84.7%
--------------------------------------------------------------------------------------------------------

(a) After reimbursement and waiver of expenses by CAM equivalent to 0.0% 0.0%, 0.1%, 0.1%, and 0.2%* of average net assets, respectively.

(b) Total return is not annualized and does not reflect the effect of sales charges.

(c) After reimbursement and waiver of expenses by CAM equivalent to 0.0%, 0.0% and 0.6%* of average net assets, respectively.

*  Annualized

CALAMOS FAMILY OF FUNDS

Financial Highlights
[ICON]

MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

                                                               CLASS A SHARES
                                                 -------------------------------------------
                                                                                     ELEVEN
                                                       YEAR ENDED MARCH 31,          MONTHS
                                                 ---------------------------------    ENDED
                                                  1999     1998     1997     1996    3/31/95
--------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD            $11.91   $10.81   $11.07   $10.13   $10.71
 INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME                            .32      .50      .50      .53      .40
   NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                   .67     1.19      .29      .83     (.43)
                                                 ------   ------   ------   ------   ------
   TOTAL FROM INVESTMENT OPERATIONS                 .99     1.69      .79     1.36     (.03)
--------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME            (.32)    (.55)    (.68)    (.42)    (.36)
   DIVIDENDS FROM NET REALIZED CAPITAL GAINS       (.86)    (.04)    (.37)      --     (.19)
                                                 ------   ------   ------   ------   ------
   TOTAL DISTRIBUTIONS                            (1.18)    (.59)   (1.05)    (.42)    (.55)
--------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                  $11.72   $11.91   $10.81   $11.07   $10.13
--------------------------------------------------------------------------------------------
 TOTAL RETURN (c)                                   8.7%    15.7%     7.4%    13.6%     (0.2)%
--------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
   NET ASSETS, END OF PERIOD (000)               $2,089   $1,123   $1,317   $1,620   $2,211
   RATIO OF EXPENSES TO AVERAGE NET ASSETS
   (a)(b)                                           2.1%     2.1%     2.1%     2.2%     2.4%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
   NET ASSETS (a)                                   3.1%     3.9%     4.3%     4.6%     4.0%*
   PORTFOLIO TURNOVER RATE                        192.9%   398.2%   152.5%    81.1%    59.9%
--------------------------------------------------------------------------------------------

(a) After reimbursement and waiver of expenses by CAM equivalent to (4.3)%, 4.1%, 3.0%, 1.6%, and 1.1%*, of average net assets, respectively.

(b) Includes 0.1%, 0.1%, 0.1%, 0.2%, and 0.4%,* respectively, related to dividend expenses on short positions.

(c) Total return is not annualized and does not reflect the effect of sales charges.

*  Annualized.

 68
CALAMOS FAMILY OF FUNDS

                                                            Financial Highlights
                                                                          [ICON]

GROWTH FUND
--------------------------------------------------------------------------------

                                                              CLASS A SHARES
                                               ---------------------------------------------
                                                                                     ELEVEN
                                                      YEAR ENDED MARCH 31,           MONTHS
                                               -----------------------------------    ENDED
                                                1999      1998      1997     1996    3/31/95
--------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD           $20.06    $17.04   $15.74   $14.18   $14.57
 INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                   (.30)     (.01)    (.09)    (.09)     .02
   NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                 3.75      8.53     3.14     4.69     (.28)
                                               -------   -------   ------   ------   ------
   TOTAL FROM INVESTMENT OPERATIONS               3.45      8.52     3.05     4.60     (.26)
--------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME             --        --       --     (.07)      --
   DIVIDENDS FROM NET REALIZED CAPITAL GAINS        --     (5.32)   (1.75)   (2.97)    (.13)
   DISTRIBUTIONS FROM PAID IN CAPITAL               --      (.18)      --       --       --
                                               -------   -------   ------   ------   ------
   TOTAL DISTRIBUTIONS                              --      5.50    (1.75)   (3.04)    (.13)
--------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                 $23.51    $20.06   $17.04   $15.74   $14.18
--------------------------------------------------------------------------------------------
 TOTAL RETURN (b)                                 17.2%     54.0%    19.1%    35.2%     (1.8)%
--------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
   NET ASSETS, END OF PERIOD (000)             $13,553   $10,374   $6,635   $2,866   $1,791
   RATIO OF EXPENSES TO AVERAGE NET ASSETS
   (a)                                             2.0%      2.0%     2.0%     2.0%     2.0%*
   RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS (a)                         (1.6)%    (1.5)%   (1.3)%   (.08)%     0.2%*
--------------------------------------------------------------------------------------------

CALAMOS FAMILY OF FUNDS

Financial Highlights
[ICON]

GROWTH FUND
--------------------------------------------------------------------------------

                                                                       CLASS C SHARES
                                                             -----------------------------------
                                                             YEAR ENDED MARCH 31,        9/3/96
                                                             ---------------------       THROUGH
                                                              1999          1998         3/31/97
------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                        $19.85        $16.98        $17.63
 NET INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME                                       (.11)         (.13)         (.07)
   NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                              3.44          8.50          1.07
                                                             ------        ------        ------
   TOTAL FROM INVESTMENT OPERATIONS                            3.33          8.37          1.00
-------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
   DIVIDENDS FROM NET REALIZED CAPITAL GAINS                     --         (5.32)        (1.65)
   DISTRIBUTIONS FROM PAID IN CAPITAL                            --          (.18)           --
                                                             ------        ------        ------
   TOTAL DISTRIBUTIONS                                           --         (5.50)        (1.65)
-------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                              $23.18        $19.85        $16.98
-------------------------------------------------------------------------------------------------
 TOTAL RETURN (b)                                              16.8%         53.3%          5.4%
-------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
   NET ASSETS, END OF PERIOD (000)                             $308           $41            $8
   RATIO OF EXPENSES TO AVERAGE NET ASSETS (c)                  2.5%          2.5%          2.5%*
   RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS (c)                                       (2.1)%        (2.0)%        (1.9)%*
-------------------------------------------------------------------------------------------------

                                                                                                 ELEVEN
                                                            YEAR ENDED MARCH 31,                 MONTHS
                                                 ------------------------------------------       ENDED
                                                  1999        1998        1997        1996       3/31/95
--------------------------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER RATE                          184.3%      206.1%      173.9%      252.4%      104.3%
--------------------------------------------------------------------------------------------------------

(a) After reimbursement and waiver of expenses by CAM equivalent to (0.4)%, 0.3%, 0.7%, 1.2%, and 1.6%,* of average net assets, respectively.

(b) Total return is not annualized and does not reflect the effect of sales charges.

(c) After reimbursement and waiver of expenses by CAM equivalent to 0.5%, 0.4% and 0.6%* of average net assets, respectively.

*  Annualized.

 70
CALAMOS FAMILY OF FUNDS

                                                            Financial Highlights
                                                                          [ICON]

GLOBAL GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                         CLASS A SHARES                   CLASS C SHARES
                                                 -------------------------------   -----------------------------
                                                        YEAR                             YEAR
                                                  ENDED MARCH 31,        9/9/96    ENDED MARCH 31,       9/24/96
                                                 ------------------      THROUGH   ----------------      THROUGH
                                                  1999        1998       3/31/97   1999       1998       3/31/97
----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD            $ 6.56      $ 5.39      $ 5.00    $6.53      $5.37       $5.00
 NET INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME                            .02         .17         .04      .01        .15         .03
   NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                   .29        1.42         .36      .27       1.41         .35
                                                 ------      ------      ------    -----      -----       -----
   TOTAL FROM INVESTMENT OPERATIONS                 .31        1.59         .40      .28       1.56         .38
----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME            (.13)       (.28)       (.01)    (.11)      (.26)       (.01)
   DIVIDENDS FROM NET REALIZED CAPITAL GAINS       (.13)       (.14)         --     (.13)      (.14)         --
                                                 ------      ------      ------    -----      -----       -----
   TOTAL DISTRIBUTIONS                             (.26)       (.42)       (.01)    (.24)      (.40)       (.01)
----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                  $ 6.61      $ 6.56      $ 5.39    $6.57      $6.53       $5.37
----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN (b)                                   5.1%       30.3%        8.0%     4.6%      29.8%        7.6%
----------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
   NET ASSETS, END OF PERIOD (000)               $6,447      $5,678      $2,926    $ 729      $ 671       $ 390
   RATIO OF EXPENSES TO AVERAGE NET ASSETS (a)      2.0%        2.0%        2.0%*    2.5%       2.5%*       2.5%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
   NET ASSETS (a)                                   1.3%        1.4%        1.8%*    0.8%        .9%        1.6%*
----------------------------------------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                                                   MARCH 31,           SEPTEMBER 9, 1996
                                                               ------------------           THROUGH
                                                                1999        1998        MARCH 31, 1997
--------------------------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER RATE                                        106.3%       64.8%           160.4%*
--------------------------------------------------------------------------------------------------------

(a) After reimbursement and waiver of expenses by CAM equivalent to 1.2%, 1.0%, and 1.8%* of average net assets, respectively, for Class A shares and 1.5%, 1.2% and 1.8%, respectively, for Class C shares.

(b) Total return is not annualized and does not reflect the effect of sales charges.

*  Annualized

CALAMOS FAMILY OF FUNDS

For More Information

[TELEPHONE KEYPAD ICON]



            If you would like more information about the Funds, the following resources are available upon request, free of charge.

                    ANNUAL AND SEMIANNUAL                                           STATEMENT OF ADDITIONAL INFORMATION
                    REPORTS                                                         The Statement of Additional Information
                    Additional information about the Funds'                         (SAI) provides more detailed information
                    investments is available in the Funds' annual                   about the Funds and is incorporated into
                    and semiannual reports to shareholders. The                     this prospectus by reference.
                    reports contain a discussion of the market
                    conditions and investment strategies that                       You can get free copies of reports and the
                    significantly affected the Funds' performance                   SAI, request other information and discuss
                    for the past six-month and twelve-month                         your questions about the Funds by contacting
                    periods.                                                        CALAMOS ASSET MANAGEMENT, INC. at:


                    FOR SHAREHOLDER ASSISTANCE                                      CALAMOS(R) ASSET MANAGEMENT, INC.
                    24 HOURS                                                        1111 E. Warrenville Road
                    800.823.7386                                                    Naperville, Illinois 60563-1493

                    TO OPEN AN ACCOUNT OR OBTAIN INFORMATION
                    800.823.7386                                                    Telephone: 1-800-823-7386

                    VISIT OUR WEB-SITE
                    http://www.calamos.com                                          You can review the Funds' reports and SAI at
                                                                                    the Public Reference Room of the Securities
                                                                                    and Exchange Commission. You can get
                                                                                    text-only copies for free from the
                                                                                    Commission's Internet website at:
                                                                                    http://www.sec.gov, or for a fee by calling
                                                                                    or writing to:

                                                                                    Public Reference Section of the Commission
                                                                                    Washington, D.C. 20549-6009
                                                                                    Telephone: 1-800-SEC-0330

                                        Investment Company Act file no. 811-5443

STATEMENT OF ADDITIONAL INFORMATION                               AUGUST 1, 1999




                           CALAMOS(R) FAMILY OF FUNDS

CONVERTIBLE FUND
GROWTH AND INCOME FUND
MARKET NEUTRAL FUND*
GROWTH FUND
GLOBAL GROWTH AND INCOME FUND
HIGH YIELD FUND

*FORMERLY NAMED STRATEGIC INCOME FUND
================================================================================

1111 East Warrenville Road
Naperville, Illinois  60563-1493
(630) 245-7200
Toll Free:  (800) 8-CFS-FUND (800/823-7386)

         This Statement of Additional Information relates to CALAMOS(R) Convertible Fund, CALAMOS(R) Growth and Income Fund, CALAMOS(R) Market Neutral Fund (formerly named Strategic Income Fund), CALAMOS(R) Growth Fund, CALAMOS(R) Global Growth and Income Fund and Calamos(R) High Yield Fund (the "Funds"), each of which is a series of Calamos Investment Trust (the "Trust"). It is not a prospectus, but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplements thereto. The prospectus may be obtained without charge by writing or telephoning the Funds at the address or telephone numbers set forth above.

                                  TABLE OF CONTENTS

                                                                     Page

           The Trust and the Funds....................................2
           Investment Practices.......................................3
           Investment Restrictions...................................19
           Management................................................21
           Investment Advisory Services..............................23
           Distribution Plan.........................................25
           Purchasing and Redeeming Shares...........................26
           Performance Information...................................34
           Distributor...............................................39
           Portfolio Transactions....................................40
           Taxation..................................................42
           Allocation Among Funds....................................43
           Certain Shareholders......................................43
           Custodian.................................................46
           Independent Auditors......................................46
           General Information.......................................47
           Financial Statements......................................48
           Appendix-Description of Bond Ratings......................42

                             THE TRUST AND THE FUNDS

Each Fund is a series of Calamos Investment Trust (the "Trust") which was organized as a Massachusetts business trust on December 21, 1987. Each Fund is an open-end, diversified management investment company. Prior to June 23, 1997 the name of the trust was CFS Investment Trust. Market Neutral Fund was named "Strategic Income Fund" prior to July 30, 1999.


                              INVESTMENT OBJECTIVES

         Each Fund's investment objective is shown below:

         CONVERTIBLE FUND seeks current income. Growth is a secondary objective that the Fund also considers when consistent with its objective of current income.

         GROWTH AND INCOME FUND seeks high long-term total return through capital appreciation and current income derived from a diversified portfolio of convertible, equity and fixed-income securities.

         MARKET NEUTRAL FUND seeks high current income consistent with stability of principal, primarily through investment in convertible securities and employing short selling to enhance income and hedge against market risk.

         GROWTH FUND seeks long-term capital growth.

         GLOBAL GROWTH AND INCOME FUND seeks high long-term total return through capital appreciation and current income derived from a globally diversified portfolio of convertible, equity and fixed-income securities.

         HIGH YIELD FUND seeks the highest level of current income obtainable consistent with reasonable risk. As a secondary objective the Fund seeks capital gain where consistent with its primary objective.

         The investment objective of each Fund is "fundamental," which means that a Fund's objective cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940.

                              INVESTMENT PRACTICES


         The prospectus contains information concerning each Fund's investment objective and principal investment strategies and risks. This SAI provides additional information concerning certain securities and strategies used by the Funds and their associated risks.

         In pursuing its investment objective, each Fund will invest as described below and in the prospectus.

         CONVERTIBLE SECURITIES


Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.


         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

         SYNTHETIC CONVERTIBLE SECURITIES

         The investment manager may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions. The Convertible Fund's holdings of synthetic convertible securities are not considered convertible securities for purposes of the Fund's policy to invest at least 65% of its assets in convertible securities.


         A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

         The Funds may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

         DEBT SECURITIES

         In pursuing its investment objective, each Fund may invest in convertible and non-convertible debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation or Ba or lower by Moody's Investor Services, Inc.) and securities that are not rated but are considered by the investment manager to be of similar quality. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that no Fund other than the High Yield Fund will acquire a security rated below C.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.


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Achievement by each Fund of its investment objectives will be more dependent on the investment manager's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the investment manager employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

         RULE 144A SECURITIES

         Each Fund may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Funds, under Rule 144A under the Securities Act of 1933. The investment manager, under the supervision of the Trust's board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than a specified percentage of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the investment manger will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the investment manager could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of a security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         FOREIGN SECURITIES

         Global Growth and Income Fund may invest all of its assets, and each other Fund may invest up to 25% of its net assets, in securities of foreign issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person, but may include foreign securities in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying


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securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. Each Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         To the extent positions in portfolio securities are denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

         Although the Funds intend to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         Each Fund other than Global Growth and Income Fund expects that substantially all of its investments will be in developed nations. However, each Fund may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have


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experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

         CURRENCY EXCHANGE TRANSACTIONS. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Forward currency exchange transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

         If a Fund enters into a forward contract, the Fund's custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a



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


decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         SYNTHETIC FOREIGN MONEY MARKET POSITIONS. Each Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

LENDING OF PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The

Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the investment manager's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the investment manager will monitor the creditworthiness of the firms to which the Fund lends securities.

REPURCHASE AGREEMENTS

         Each Fund may invest in repurchase agreements, provided that Global Growth and Income Fund may not invest more than 15%, and each other Fund may not invest more than 10%, of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

         Each Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.




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         If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might not be able to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         Each Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on the investment manager correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the investment manager might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

----------------------------
1 A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although a Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

         If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund's investment objective.

         A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

         A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of

--------------------------
2 A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

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the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

         If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

------------------------
3 An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

         For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

         If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.


         WARRANTS

         Each Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

PORTFOLIO TURNOVER

         Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in a Fund would result in increased transaction expense, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

SHORT SALES

         Each Fund may attempt to hedge against market risk and to enhance income by selling short "against the box," that is: (1) entering into short sales of securities that it currently has the right to acquire through the conversion or exchange of other securities that it owns, or to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. Each Fund other than Market Neutral Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

         In addition to selling short against the box, Market Neutral Fund may sell short securities that it currently has the right to acquire upon payment of additional consideration, for instance, upon exercise of a warrant or option. This technique would be used by Market Neutral Fund to hedge against market risk in connection with a synthetic convertible security in the same way selling short against the box hedges against market risk in connection with a true convertible security.

         In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         A short sale works the same way, except that the Fund places in the segregated account cash or U.S. government securities equal in value to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities required to be deposited with the broker as collateral. In addition, so long as the short position is open, the Fund must daily adjust the value of the segregated account so that the amount deposited in it, plus any amount deposited with the broker as collateral, will equal the current market value of the security sold short. However, the value of the segregated account may not be reduced below the point at which the segregated account, plus any amount deposited with the broker, is equal to the market value of the securities sold short at the time they were sold short.

         Market Neutral Fund will conduct its short sales so that no more than 10% of the net assets of the Fund, when added together, will be (i) deposited with brokers as collateral, and (ii) allocated to segregated accounts in connection with short sales, at any time.

         Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

         Short sale transactions of a Fund involve certain risks. In particular, the imperfect correlation between the price movements of the convertible securities and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that a Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium pursuant to a short sale hedge. In determining the number of shares to be sold short against a Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. A Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code may limit the degree to which the Fund is able to enter into short sales, which limitations might impair the Fund's ability to achieve its investment objective. See "Taxation."

         In addition to enabling a Fund to hedge against market risk, short sales may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

          The Taxpayer Relief Act of 1997 imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act), or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

"WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

         Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

ILLIQUID SECURITIES

         Global Growth and Income Fund may invest up to 15% of its total assets, and each other Fund may invest up to 10% of its total assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act of 1933. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Fund's investment in restricted securities. The Funds do not intend to invest in illiquid securities during the next fiscal year, except that the Funds may invest in options traded on the NASDAQ National Market System.

         TEMPORARY INVESTMENTS

         Each Fund may make temporary investments without limitation when the investment manager determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

REPURCHASE AGREEMENTS

         As part of its strategy for the temporary investment of cash, each Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit a Fund to earn interest on assets awaiting long term investment. The Funds require continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                             INVESTMENT RESTRICTIONS

         Each Fund operates under the following investment restrictions. A Fund may not (except as indicated):

(i) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

(v) make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities;

(vi)     invest more than 10% (or 15% in the case of Global Growth and Income
         Fund) of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(vii) borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements1and such borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and (b) enter into transactions in options;

(viii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(ix) issue any senior security, except that the Market Neutral Fund may sell securities short.

         The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a "majority" of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of
(a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.

         In addition to the fundamental restrictions listed above, no Fund may:

         (a) invest in shares of other open-end investment companies (except in connection with a plan of merger or reorganization);

         (b) invest in companies for the purpose of exercising control or management;

         (c) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

         (d) make short sales of securities, except that a Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities and (ii) Market Neutral Fund may make short sales of securities other than those described in clause
(i), provided that no more than 10% of its net assets would, when added together, be deposited with brokers as collateral or allocated to segregated accounts in connection with short sales other than those described in clause (i);

         (e) invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts and securities guaranteed by a U.S. person), except that Global Growth and Income Fund may invest all of its assets in securities of foreign issuers.

         Restrictions (a) through (e) may be changed by the board of trustees without shareholder approval.

         Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         Set forth below is information about the trustees and officers of the Trust.

Name, Position(s) with Trust
and Age at March 31, 1999                     Principal Occupation(s) During Past Five Years
----------------------------                  ----------------------------------------------
John P. Calamos (1)                           President,  Calamos  Asset  Management,  Inc.  ("CAM"),  an  investment
   Trustee and President, 58                  adviser  and  the  Funds'  investment   adviser;   President,   Calamos
                                              Financial  Services,  Inc.  ("CFS"),  a  broker-dealer  and the  Funds'
                                              distributor.

Nick P. Calamos (1)                           Managing Director, CAM and CFS.
   Trustee and Vice President, 38

Richard J. Dowen (2)                          Professor of Finance, Northern Illinois University.
   Trustee, 54

Robert Frost (2)                              Management Consultant, ECOM Consultants, Inc.
   Trustee, 59

William A. Kaun (2)                           Principal, W.A. Kaun Co. (investment adviser and publisher).
   Trustee, 71

Name, Position(s) with Trust
and Age at March 31, 1999                     Principal Occupation(s) During Past Five Years
----------------------------                  ----------------------------------------------
James W. Faulkner Treasurer and               Chief Financial Officer, CAM, since 1998; Consultant (self-employed),
   Assistant Secretary, 41                    1996 - 1997; Controller, Romano Brothers & Company, prior thereto.

James S. Hamman, Jr.                          Vice President and General  Counsel,  CAM,  since 1998;  Vice President
   Secretary, 29                              and Associate Counsel,  Scudder Kemper  Investments,  Inc.  (investment manager), 1996 - 1998; attorney,
                                              Vedder, Price, Kaufman & Kammholz,
                                              prior thereto.

----------------------
(1) John P. Calamos and Nick P. Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") and are members of the executive committee of the board of trustees, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board.

(2) Messrs. Dowen, Frost and Kaun are members of the audit committee of the board of trustees, which makes recommendations regarding the selection of the Trust's independent auditors and meets with representatives of the independent auditors to determine the scope and review the results of each audit.

The trustees of the Trust are also trustees of Calamos Advisors Trust, an open-end investment company advised by Calamos Asset Management, Inc.

         The address of Mr. Dowen is Department of Finance, Northern Illinois University, DeKalb, Illinois 60115; that of Mr. Frost is 53 Ward Drive, New Rochelle, New York 10804; and that of Mr. Kaun is 1750 Grandstand Place, Elgin, Illinois 60123. The address of the officers of the Trust is 1111 East Warrenville Road, Naperville, Illinois 60563-1493. Nick Calamos is a nephew of John Calamos.

         The following table shows the compensation paid by the Trust for the year ended March 31, 1999 to each trustee who was not an "interested person" of the Trust. The information in the last column is for the 1998 calendar year.

                                          Aggregate         Total Compensation
                                          Compensation      from Calamos
                  Name of Trustee         from the Trust*   Funds Complex

                  Richard J. Dowen        $7,080            $6,000

                  Robert Frost            $7,080            $6,000

                  William A. Kaun         $7,080            $6,000

                  ----------------------

Trustees who are "interested" persons of the Trust, as well as officers of the Trust, are compensated by the Adviser and not by the Trust. The Trust does not provide any pension or retirement benefits to its trustees.


                          INVESTMENT ADVISORY SERVICES

         Investment management and administrative services are provided to the Funds by Calamos Asset Management, Inc. (the "Adviser") pursuant to an Investment Management Agreement (the "Agreement") dated July 5, 1988. See the prospectus - "Management of the Funds --." Each Fund pays the Adviser a fee accrued daily and paid monthly. Growth Fund pays a fee at the annual rate of 1% of the first $150 million of the Fund's average daily net assets and .75% of average daily net assets in excess of $150 million. Global Growth and Income Fund pays a fee at the annual rate of 1% of average net assets. High Yield Fund pays a fee at the annual rate of .75% of average net assets. Each other Fund pays a fee at the annual rate of .75% of the first $150 million of average net assets and .50% of average net assets in excess of $150 million.

         During the periods shown below, the Funds (other than the High Yield Fund which is expected to commence operations on or about August 2, 1999) paid total advisory fees and were reimbursed by the Adviser for expenses in excess of applicable expense limitations as follows:

                                                 Year          Year           Year
                                                 Ended         Ended          Ended
                                                 3/31/99       3/31/98        3/31/97
                                               -----------   -----------    -----------
         Convertible Fund                        $932,218      $579,633       $230,573
         Growth and Income Fund
              Advisory fee                       $140,713      $ 92,242       $ 54,520
              Waiver or reimbursement                   0             0          7,042
                                                 --------      --------       --------
                Net fee                          $140,713      $ 92,242       $ 47,478

         Market Neutral Fund
              Advisory fee                       $ 11,670      $  9,079       $ 11,203
              Waiver or reimbursement              66,727        49,904         45,456
                                                 --------      --------       --------
                Net fee                          $(55,057)     $(40,825)      $(34,253)

         Growth Fund
              Advisory fee                       $126,233      $ 92,400       $ 47,557
              Waiver or reimbursement              50,313        28,816         33,966
                                                 --------      --------       --------
                Net fee                          $ 75,920      $ 63,584       $ 13,591

         Global Growth and Income Fund*
              Advisory Fee                       $ 72,674      $ 49,105       $ 13,646
              Waiver or reimbursement              85,674        51,658         24,597
                                                 --------      --------       --------
                Net Fee                          $(13,000)     $ (2,553)      $(10,951)
         ----------------------
         *    Global Growth and Income Fund commenced operations on September 9, 1996.

         The Agreement continues in effect with respect to each Fund from year to year so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated as to a Fund at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         The use of the name "Calamos" in the name of the Trust and in the names of the Funds are pursuant to licenses granted by the Adviser, and the Trust has agreed to change the names to remove those references if the Adviser ceases to act as investment adviser to the Funds.

EXPENSES

         Subject to the expense limitations described below, the Funds pay all their own operating expenses that are not specifically assumed by the Adviser, including (i) fees of the investment adviser; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, the investment adviser or the distributor; (iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the organization of the Funds and registration and qualification of the Funds and their shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Funds' Distribution Plans; and (xi) brokerage commissions and other transaction-related costs.

         The Adviser has voluntarily undertaken to reimburse each class of shares for any annual operating expenses through August 31, 2000 in excess of certain limits as described in the prospectus under "-Who Manages the Funds?."

                                DISTRIBUTION PLAN

         The Trust has adopted a plan pursuant to rule 12b-1 under the Investment Company Act of 1940 (the "Plans"), whereby Class A shares and Class C shares of each Fund pay to Calamos Financial Services, Inc., the Funds' distributor ("CFS"), service and distribution fees as described in the prospectus.

         The board of trustees of the Trust has determined that a continuous cash flow resulting from the sale of new Class A shares and Class C shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the size of the Funds would be in the best interests of shareholders because increased size would allow the Funds to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. The board of trustees therefore determined that it would benefit each of the Funds to have monies available for the direct distribution and service activities of CFS, as the Funds' distributor, in promoting the continuous sale of the Funds' shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

         The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of each of the Funds. The Plan must be reviewed annually and may be continued from year to year by vote of the board of trustees, including a majority of the trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan ("non-interested trustees"), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and CFS, or, as to any Fund, by vote of a majority of that Fund's outstanding shares. Any agreement related to the Plan, including any distribution or service agreement, may be terminated in the same manner, except that termination by a majority of the outstanding shares must be on not more than 60 days' written notice to any other party to such agreement. Any distributor, dealer or institution may also terminate its distribution or service agreement at any time upon written notice.

         Neither the Plan nor any distribution or service agreement may be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected Fund, and all such material amendments to the Plan or any distribution or service agreement must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

         CFS is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued. Payments by a Fund pursuant to the Plan are not intended to finance distribution of shares of the other Funds.

         During the year ended March 31, 1999, each of the Funds (other than High Yield Fund, which is expected to commence operations on or about August 2,
1999) made payments to CFS pursuant to the Plan in the following amounts:

                                                                           Global
Convertible        Growth and        Strategic                            Growth and
  Fund             Income Fund      Income Fund        Growth Fund       Income Fund
  ----             -----------      -----------        -----------       -----------
$571,790            $94,053           $7,780             $55,942            $37,486



         PURCHASING AND REDEEMING SHARES

         Purchases and redemptions are discussed in the Funds' prospectus under the headings "How Can I Buy Shares?" and "How Can I Sell Shares?" All of that information is incorporated herein by reference.

         You may purchase or redeem shares of the Funds through certain investment dealers, banks or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services. Any such charges could constitute a substantial portion of a smaller account, and may not be in your best interest. You may purchase or redeem shares of the Funds directly from or with the Trust without any charges other than those described in the prospectus.

         An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent of the Trust. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

HOW TO PURCHASE SHARES

Shares of the Funds are sold through selected broker-dealers and banks that have signed agreements with CFS, or may be purchased by check or wire as described below. The minimum initial investment by a shareholder is $500 and $50 thereafter. Each Fund reserves the right to reject any order for the purchase of its shares in whole or in part, and to suspend the sale of its shares to the public in response to conditions in the securities markets or otherwise. Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates.

OFFERING PRICE
Class A shares of each Fund are sold to investors at net asset value plus a sales charge, which may be reduced or waived as described below. Class C shares of each Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares of the same Fund. When placing an order, you must specify whether the order is for Class A or Class C shares.

The differences between Class A shares and Class C shares lie primarily in their initial and contingent deferred sales charge structures and in their asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See also "Expenses" and "How to Redeem Shares." Each class has distinct advantages and disadvantages for different investors, and you may choose the class that best suits your circumstances and objectives.


                                                            Annual 12b-1 Fees
                                                           (as a % of average
Class                     Initial Sales Charge             daily net assets)*            Other Information
-----                 ------------------------------       ------------------       ---------------------------
Class A               Maximum  initial  sales charge             .50%                Initial  sales charge  waived or
                      of 4.75% of offering price                                     reduced for certain purchases**

Class C               None                                      1.00%***             1%  deferred   sales  charge  on
                                                                                     shares redeemed within one year

--------------

* Of this amount, .25% is for administrative services and the balance is for distribution services.

**       See the note to the following table.

*** The 12b-1 fee of 1% for the first year is advanced to the Selling Dealer by CFS from its own resources at the time of investment. Annual 12b-1 fees are paid quarterly in arrears beginning in the second year.

         -----------------------------------------------------------------------

The sales charges on sales of Class A shares of each Fund (except when waived as described below under "How to Purchase Shares - Sales Charge Waiver") are as follows:



                                              Sales Charge Paid by Investor on Purchase of Class A Shares
                                             -------------------------------------------------------------

                                            As a % of           As a % of                % of Offering Price
                                        Net Amount Invested   Offering Price        Retained by Selling Dealer
                                        -------------------   --------------        --------------------------
Less than $50,000.....................            4.99%           4.75%                    4.00%
$50,000 but less than $100,000........            4.44            4.25                     3.50
$100,000 but less than $250,000.......            3.63            3.50                     2.75
$250,000 but less than $500,000.......            2.56            2.50                     2.00
$500,000 but less than $1,000,000.....            2.04            2.00                     1.60
$1,000,000 or more....................            None            None                     None


--------------
* On an investment of $1 million or more, CFS from its own resources pays the selling dealer a commission of .25% of the amount of the investment, subject to repayment of the commission if the shares are redeemed within one year after purchase. If you purchase such shares without a sales charge, a contingent deferred sales charge of 1% will be imposed on shares that are redeemed within one year after purchase (other than by reinvestment of dividends or distributions), determined on a first-in, first-out basis.

Each Fund receives the entire net asset value of all of its Class A shares sold. CFS, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers. The normal discount to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, CFS may follow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933. CFS retains the entire amount of any deferred sales charge on Class C shares redeemed within one year of purchase. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of a Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.

PURCHASES BY WIRE
You may also purchase shares by wiring funds from your bank. To insure proper credit to your account, please call the Funds at (800) 823-7386 before sending your wire. The wire should be sent to Boston Safe Deposit & Trust; ABA #011001234; for First Data Corp. Investor Services Group, bank account no. 010308; FBO Calamos [fund name] Fund; [shareholder name and account number]. The applicable offering price for a purchase by wire is the offering price per share next determined after receipt of the wired funds. Receipt of a wire could be delayed by delays on the Federal Reserve wire system. After you have wired funds, you must complete the application form and send it to CFS. A Fund will not honor redemption requests until the completed application has been received, and failure to submit a completed application may result in backup withholding as required by the Internal Revenue Code.

PURCHASES BY MAIL
You may also purchase shares of a Fund by sending a check payable to the Fund, along with information identifying you and your account number to the Fund's transfer agent: First Data Investor Services Group, Inc., 211 South Gulph road, P.O. Box 61767, King of Prussia, PA 19406. An initial investment made by check must be accompanied by a completed application. A subsequent investment may be made by detaching the stub from your account statement and sending it with your check in the envelope provided with your statement. All checks must be drawn on a U.S. bank in U.S. funds. A check written by a third party will not be accepted. A charge ($20 minimum) may be imposed if any check submitted for investment does not clear. If you purchase shares by check, you will not be able to redeem the shares until the check has been collected, which may take 15 days.

PURCHASES BY EXCHANGE
You may purchase shares of a Fund by exchange of shares from another Fund, by exchange of shares of Money Market Portfolio, a portfolio of Cash Account Trust (such shares are referred to as "Cash Account Shares") either by mail or by instructing your broker-dealer or other sales agent, who will communicate your order to the Trust's transfer agent. If you have a brokerage account with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") that holds shares of Summit Cash Reserves Fund, a series of Financial Institution Series Trust (such shares are referred to as "Summit Fund Shares"), and the Summit Fund Shares were purchased by exchange from a Fund, you may purchase shares of a Fund through your Merrill Lynch broker by exchange of Summit Fund Shares. See "How to Redeem Shares - Redemption by Exchange." YOU MAY NOT MAKE MORE THAN FOUR EXCHANGES FROM ANY FUND DURING ANY CALENDAR YEAR. No sales charge is imposed on purchases of Class A shares by exchange of Class A shares from another Fund or by exchange of Cash Account Shares or Summit Fund Shares, previously purchased through use of the exchange privilege. Please review the information under "How to Redeem Shares - Redemption by Exchange."

SALES CHARGE WAIVER
Dividends and distributions paid by a Fund will be reinvested in shares of that Fund at net asset value (without the payment of any sales charge) unless you elect to receive dividends and distributions in cash. Proceeds of shares redeemed by a Fund within the previous 60 days also may be reinvested in that Fund's shares at net asset value without the payment of any sales charge.

In addition, the following persons or entities may purchase Class A shares of a Fund at net asset value without payment of any sales charge, upon written assurance that the purchase is made for investment purposes and that the shares will not be sold except through redemption by the Fund: (a) any investor purchasing shares upon the recommendation of an investment consultant to whom the investor pays a fee for services relating to investment selection; (b) any investor purchasing shares through an investment advisory account with the Adviser or through a brokerage account with CFS over which CFS has investment discretion; (c) any investor purchasing shares in a non-discretionary, non-advisory, asset-based-fee brokerage account of a broker dealer having a selling group agreement with CFS; (d) any investor purchasing shares by exchange of Cash Account Shares or Summit Fund Shares previously purchased through use of the exchange privilege; (e) any employee benefit plan having more than 200 eligible employees or a minimum of $1 million of plan assets invested in the Funds; (f) any employee benefit plan purchasing shares through an intermediary that has signed a participation agreement with CFS specifying certain asset minimums and qualifications, and marketing, program and trading restrictions;
(g) any insurance company separate account used to fund annuity contracts for employee benefit plans having in the aggregate more than 200 eligible employees or a minimum of $1 million of plan assets invested in the Funds; (h) any employee or registered representative of CFS, one of its affiliates or a broker-dealer with a selling group agreement with CFS; (i) any trustee of the Trust; (j) any member of the immediate family of a person qualifying under (h) or (i), including a spouse, child, stepchild, sibling, parent, stepparent, grandchild and grandparent, in each case including in-law and adoptive relationships; (k) any trust, pension, profit sharing, or other benefit plan in which any person qualifying under (h) is a participant; (l) any 401(k) plan (cash or deferred arrangement intended to qualify under section 401(k) of the Internal Revenue Code) or other qualified retirement plan to which a person qualifying under (h), (i) or (j) makes voluntary contributions and has investment self-direction, provided the purchase is for the account of such person; and (m) any company exchanging shares with a Fund pursuant to a merger, acquisition or exchange offer. Please note that, if you purchase or redeem shares through a broker or dealer, the broker or dealer may charge a fee for effecting the transaction.

Further, no sales charge will be imposed on the sale of Class A shares of a Fund purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid, provided a waiver of the sales charge is requested when the purchase order for Fund shares is placed, any requested evidence of eligibility for the sales charge waiver is furnished; and any shareholder of Convertible Fund at April 30, 1992, the date on which that Fund became a series of the Trust and sales of Fund shares became subject to a sales charge, may continue to purchase Class A shares of Convertible Fund without a sales charge if the Fund or participating broker is notified at the time of each qualifying purchase.

RIGHTS OF ACCUMULATION
The sales charges described above also apply on a cumulative basis to Class A shares of the Funds and any other series of the Trust as to which a sales charge applies, and over any period of time. Therefore, the value of all your Class A shares of a Fund and any other series of the Trust with respect to which a sales charge was paid, taken at the current offering price or original cost, whichever is greater, can be combined with a current purchase to determine the applicable offering price of the current purchase. In order to receive the cumulative quantity reduction, you must give CFS or your dealer notification of the prior purchases at the time of the current purchase.

LETTER OF INTENT
You may reduce the sales charges you pay on the purchase of Class A shares by making investments pursuant to a letter of intent. The applicable sales charge then is based upon the indicated amount intended to be invested during a thirteen-month period in shares of the Funds as to which a sales charge would be imposed and any other series of the Trust. You may compute the thirteen-month period starting up to ninety days before the date of execution of the letter of intent. Your initial investment must be at least 5% of the amount your letter of intent indicates you intend to invest. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. During the term of the letter of intent, shares representing 5% of the indicated amount will be held in escrow. Shares held in escrow have full dividend and voting privileges. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased during the term of the letter of intent, you will be required to pay CFS an amount equal to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges which you would have paid on your aggregate purchase if the total of such purchases had been made at a single time, and CFS reserves the right to redeem shares from your account if necessary to satisfy that obligation. A letter of intent does not obligate you to buy or a Fund to sell the indicated amount of the shares but you should read it carefully before signing. Additional information is contained in the letter of intent included in the application.

HOW TO REDEEM SHARES

Shares of the Funds will be redeemed at the respective net asset value next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for trading. Requests received after the time for computation of a Fund's net asset value for that day will be processed the next business day.

If Class C shares, or Class A shares for which the initial purchase price was $1 million or more, on which no initial sales charge was imposed are redeemed within one year after purchase (other than by reinvestment of dividends or distributions), determined on a first-in, first-out basis, a contingent deferred sales charge of 1% of the purchase price will be imposed.

REDEMPTION BY MAIL
A written request for redemption (and an endorsed share certificate, if issued) must be received by the Trust's transfer agent at its address shown under "Purchases by Mail" above to constitute a valid redemption request.

Your redemption request must:

1. specify the Fund, your account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.    be signed by all owners exactly as their names appear on the account; and

3. include a signature guarantee for each signature on the redemption request by CFS, by a securities firm that is a member of the New York Stock Exchange, or by a bank, savings bank, credit union, savings and loan association or other entity that is authorized by applicable state law to guarantee signatures.

In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

REDEMPTION BY WIRE OR TELEPHONE
Broker-dealers or other sales agents may communicate redemption orders by wire or telephone to the Trust's transfer agent. These firms may charge for their services in connection with your redemption request but the Funds do not impose any such charges.

EXPEDITED REDEMPTION
Unless share certificates have been issued to you, you may have redemption proceeds of at least $5,000 wired directly to a domestic commercial bank account or brokerage account that you have previously designated. Normally, such payments will be transmitted no later than the second business day following receipt of your redemption request (provided redemptions may be made under the general criteria set forth below). A $9 service charge for payment of redemption proceeds by wire will be deducted from the proceeds.

REDEMPTION BY EXCHANGE
You may redeem all or any portion of your shares of a Fund and use the proceeds to purchase shares of any of the other Funds or Cash Account Shares (or Summit Fund Shares if your Fund shares are held in a brokerage account with Merrill Lynch and Merrill Lynch has commenced offering the exchange program for Summit Fund Shares) if your signed, properly completed application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL

INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. YOU MAY NOT MAKE MORE THAN FOUR EXCHANGES FROM ANY FUND IN ANY CALENDAR YEAR. Before exchanging into Cash Account Shares (or Summit Fund Shares), you should obtain the prospectus relating to those shares from the Adviser (or from Merrill Lynch, in the case of Summit Fund Shares) and read it carefully. The exchange privilege is not an offering or recommendation of Cash Account Shares or Summit Fund Shares. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under "Redemption by Mail" and indicating the fund to be purchased, except that a signature guarantee normally is not required. An exchange may also be made by instructing your broker-dealer or other sales agent, who will communicate your instruction to CAM. No sales charge is imposed on purchases by exchange.

GENERAL
A check for proceeds of a redemption will not be released until the check used to purchase the shares has been collected, which is usually no more than 15 days after purchase. You may avoid this delay by purchasing shares through a wire transfer of funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small accounts, each Fund reserves the right upon 30 days' written notice to involuntarily redeem, at net asset value, the shares of any shareholder whose account has a value of less than $500, unless the reduction in value to less than $500 was the result of market fluctuation.

PLEASE TELEPHONE THE FUNDS IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING A REQUEST. YOU MAY NOT CANCEL OR REVOKE YOUR REDEMPTION REQUEST ONCE YOUR INSTRUCTIONS HAVE BEEN RECEIVED AND ACCEPTED.

SHAREHOLDER SERVICES

SHAREHOLDER ACCOUNTS
Each shareholder of a Fund receives quarterly account statements showing transactions in shares of the Fund and with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, dividend reinvestment, or change of shareholder address (sent to the former address).

RETIREMENT PLANS
You may use the Funds as investments for your Individual Retirement Account ("IRA"), profit sharing or pension plan, Section 40l(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees, and other details are available from CFS and authorized broker-dealers.

SYSTEMATIC WITHDRAWAL PLAN
You may request that a Fund periodically redeem shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, call (800) 823-7826 and request a Systematic Withdrawal form. Your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are proceeds of redemption and are taxable as such. Because a sales charge is imposed on purchases of shares of the Funds, you should not purchase shares while participating in the Systematic Withdrawal Plan. You may modify or terminate your Systematic Withdrawal Plan by written notice to the transfer agent at least seven business days prior to the start of the month in which the change is to be effective.

AUTOMATIC BANK DRAFT PLAN
If you own shares of a Fund, you may purchase additional shares of that Fund through the Automatic Bank Draft Plan. Under the Plan, the Trust will automatically debit your bank checking account on a monthly or semi-monthly basis in an amount ($50 or more) specified by you and invest the specified amount in additional shares of the Fund. To obtain an Automatic Bank Draft Plan form, call (800) 823-7386. The Plan is not available to clients of service organizations that offer similar investment services.

EXCHANGE PRIVILEGE
You may exchange shares of any Fund for shares of another Fund or for Cash Account Shares (or for Summit Fund Shares if your Fund shares are held in a brokerage account with Merrill Lynch) or exchange Cash Account Shares or Summit Fund Shares for shares of a Fund, without payment of any sales charge as described above under "How to Purchase Shares Purchase by Exchange" and "How to Redeem Shares - Redemption by Exchange."

NET ASSET VALUE

         In computing the net asset value of each Fund, portfolio securities, including options, that are traded on a national securities exchange and securities reported on the NASDAQ National Market System are valued at the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean of the most recently quoted bid and asked prices. Each outstanding futures contract is valued at the official settlement price for the contract on the exchange on which the contract is traded, except that if the market price of the contract has increased or decreased by the maximum amount permitted on the valuation date ("up or down the limit"), the contract is valued at a fair value as described below. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

         When market quotations are not readily available for a Fund's securities, such securities are valued at a fair value following procedures approved by the board of trustees. These procedures include determining fair value on the basis of valuations furnished by pricing services approved by the board of trustees, which include market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders, as well as on the basis of appraisals received from a pricing service using a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

         Each Fund's net asset value is determined only on days on which the New York Stock Exchange (the "NYSE") is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

         Securities that are principally traded in a foreign market are valued as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

REDEMPTION IN KIND

         The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.



                             PERFORMANCE INFORMATION


TOTAL RETURN

         From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during a period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

         Average Annual Total Return will be computed as follows:

                                    n
            ERV        =      P(1+T)

            Where:     P      =   a hypothetical initial investment of $1,000

                       T      =   average annual total return

                       n      =   number of years

                       ERV    =   ending  redeemable value of a hypothetical
                                  $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)


         Total Return (taking into account the effect of the sales charge) and Average Annual Total Return for each of the Funds (other than High Yield Fund, which is expected to commence operations on or about August 2, 1999) was as shown below for the following periods ended March 31, 1999.

                                                                                                   Average Annual
                                                                Total Return                        Total Return
                                                         ------------------------------  -----------------------------------
                                                         Class A    Class C    Class I    Class A    Class C       Class I
                                                         -------    -------    -------    -------    -------       -------
     Convertible Fund
          One year......................................    (1.73)     2.66     3.71      (1.73)       2.66        3.71
          Five years....................................    91.36       N/A      N/A      13.85         N/A        N/A
          Ten years.....................................   241.73       N/A      N/A      13.07         N/A        N/A
          Life of Class (A Shares, 6/21/85; ............
              C Shares, 7/5/96; I Shares, 6/25/97)......   349.61     49.26    23.25      11.52       15.76        12.58

     Growth and Income Fund
          One year.....................................    1.81        6.46     7.51       1.81       6.46         7.51
          Five years...................................  113.45         N/A      N/A      16.37        N/A            N/A
          Ten years....................................  295.31         N/A      N/A      14.73        N/A         N/A
     Life of Class (A Shares, 9/22/88;
          C Shares, 7/5/96; I Shares, 6/25/97).........  316.12       61.79    22.98      14.51      19.89         14.46

     Strategic Income Fund
          One year.....................................    3.56         N/A      N/A       3.56       N/A          N/A
          Five years...................................   42.33         N/A      N/A       7.31       N/A          N/A
          Life of Class................................  106.00         N/A      N/A       8.79       N/A          N/A

     Growth Fund
          One year........................................11.63       16.78    17.84      11.63     16.78          17.84
          Five years......................................180.01        N/A      N/A      22.85       N/A          N/A
          Life of Class (A Shares, 9/4/90;
              C Shares, 9/3/96; I Shares, 9/18/97)........325.45      88.57    25.38      18.39     27.96          15.92

     Global Growth and Income Fund
          One Year.....................................    0.47        4.62     5.57       0.47      4.62          5.57
          Life of Class (A Shares, 9/9/96;
          C Shares, 9/24/96; I Shares, 9/18/97)........   40.90       46.16    17.03      14.36     16.29          10.81

     ----------------
     *Not annualized

YIELD

         Each Fund other than Growth Fund may also quote yield figures. The yield of a Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The yield is not based on actual dividends paid.

         Yield will be computed as follows:

                                  6
         YIELD   =  2[((a-b/cd)+1) -1]


         Where:     a =  dividends and interest earned during the period


                    b =  expenses accrued for the period (net of reimbursements)


                    c =  the average daily number of shares
                         outstanding during the period that
                         were entitled to receive dividends


                    d = the maximum offering price per share on the last day of the period

         The annualized yield of Class A shares of Market Neutral Fund for the 30 days ended March 31, 1999 was 2.41%. No Class C shares or Class I shares of that Fund were outstanding.

         The figures quoted assume reinvestment of all dividends and distributions. Quotations of Average Annual Total Return take into account the effect of any sales charge on the amount available for investment or redemption; quotations of Total Return will indicate whether or not the effect of the sales charge is included. Income taxes are not taken into account. The figures will not necessarily be indicative of future performance. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Calamos Asset Management, Inc., and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. A Fund may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Funds include, but are not limited to, the following:

              Barron's                          Money
              Business Week                     Mutual Fund Letter
              Changing Times                    Mutual Fund Values (Morningstar)
              Chicago Tribune                   Newsweek
              Chicago Sun-Times                 The New York Times
              Crain's Chicago Business          Pensions and Investments
              Consumer Reports                  Personal Investor
              Consumer Digest                   Stanger Reports
              Financial World                   Time
              Forbes                            USA Today
              Fortune                           U.S. News and World Report
              Investor's Daily                  The Wall Street Journal
              Los Angeles Times

         Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

         The performance of a Fund may be compared to various indexes or averages, including but not limited to, CONVERTIBLE FUND AND GROWTH AND INCOME FUND - Standard & Poor's 500 Stock Index, Standard & Poor's 400 MidCap Index, Value Line Index, Lipper Balanced Fund Index, Lipper Convertible Fund Index, Lipper Growth and Income Index, Lehman Brothers Government/Corporate Index; MARKET NEUTRAL FUND - Lipper Long-Term Income Fund Index, Lehman Brothers Corporate/Government Index, 30-day Treasury Bills; GROWTH FUND - Standard & Poor's 500 Stock Index, Value Line Index, Lipper Growth Fund Average; GLOBAL GROWTH AND INCOME FUND - Morgan Stanley Capital International World Index; HIGH YIELD FUND - Lehman Brothers Government/Corporate Bond Index, DLJ High Yield Index. The performance of a Fund may also be compared to the Russell 2000 Index, the Wilshire Small Growth Index, and the Fisher Small-Cap Growth Index, all supplied by the Carmack Group. All three of these indexes represent equity investments in smaller-capitalization stocks.

         The Lipper averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, each Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service.

         To illustrate the historical returns on various types of financial assets, the Portfolios may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index.


                                   DISTRIBUTOR

         Calamos Financial Services, Inc. ("CFS"), a broker-dealer whose sole shareholder and principal officer is John P. Calamos, serves as distributor for the Funds, subject to change by a majority of the "non-interested" trustees at any time. CFS is located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Funds without any charge to the Funds except the fees paid to CFS under the Distribution Plans. CFS is also responsible for all expenses incurred in connection with its performance of services for the Funds, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Funds that are not expenses of the Funds but represent sales commissions added to the net asset value of shares purchased from the Funds. See "How to Purchase Shares -- Offering Price" in the prospectus. CFS also receives brokerage commissions for executing portfolio transactions for the Funds. See "Portfolio Transactions." CFS received and retained commissions on the sale of shares of the Funds (other than High Yield Fund which is expected to commence operations on or about August 2, 1999) as shown below during the indicated periods:


                                                     Year           Year            Year
                                                     Ended          Ended           Ended
                                                    3/31/99        3/31/98         3/31/97
                                                    -------        -------         -------
         Convertible Fund
              Commissions received                  $231,244      $ 282,787       $ 98,409
              Commissions retained                    50,628         49,045         40,972

         Growth and Income Fund
              Commissions received                    40,059          9,268          6,485
              Commissions retained                    12,310          1,951          4,980

         Market Neutral Fund
              Commissions received                     3,805          1,071             --
              Commissions retained                       776            --

         Growth Fund
              Commissions received                       972          1,203            759
              Commissions retained                       492            756            401

         Global Growth and Income Fund*
              Commissions received                     1,860          1,490             76
              Commissions retained                       188            250             36


------------------------------
*   Global Growth and Income Fund commenced operation on September 9, 1996.


         CFS has the exclusive right to distribute shares of the Funds through affiliated and unaffiliated dealers. The obligation of CFS is an agency or "best efforts" arrangement, which does not obligate CFS to sell any stated number of shares.

         In connection with the exchange privilege, CFS acts as a service organization for the Money Market Portfolio, which is a portfolio of Cash Account Trust. For its services it receives from the portfolios or their affiliates fees at a rate of .60% of the average annual net assets of each account in the portfolio established through the exchange plan.

         CFS from its own resources may pay additional compensation to persons who sell Fund shares or provide subaccounting and shareholder servicing. Such additional compensation may amount to as much as .25% of the offering price, depending on the volume of sales or anticipated volume of sales attributable to the recipient of the commission, and up to .10% of the annual average value of shares held in such accounts.


                             PORTFOLIO TRANSACTIONS

         Portfolio transactions on behalf of the Funds effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         In executing portfolio transactions, the Adviser uses its best efforts to obtain for the Funds the most favorable price and execution available. In seeking the most favorable price and execution, the Adviser considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         The trustees have determined that portfolio transactions for the Funds may be executed through CFS if, in the judgment of the Adviser, the use of CFS is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and if, in such transactions, CFS charges the Funds commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The board of trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Funds will not effect principal transactions with CFS.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available and such other policies as the trustees may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

         In allocating the Funds' portfolio brokerage transactions to unaffiliated broker-dealers, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although the

Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the management agreement. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

         The following table shows for each Fund (other than the High Yield Fund, which is expected to commence operations on or about August 2, 1999) for the past three fiscal years: (i) the aggregate principal amount of all portfolio transactions; (ii) the percentage of the aggregate principal amount of all portfolio transactions executed by CFS as agent; (iii) the aggregate principal amount of all transactions executed on an agency basis, as to which the Fund paid brokerage commissions; (iv) the percentage of the aggregate principal amount of such transactions executed through CFS; (v) the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten public offerings) paid to all brokers; (vi) the aggregate brokerage commissions paid to CFS; and (vii) the percentage of aggregate brokerage commissions paid to CFS.


                                     (i)        (ii)        (iii)       (iv)         (v)           (vi)        (vii)
                                ------------  --------- ------------ ----------  -----------    -----------   -------
                                              % of (i)               % of (iii)
                                   Amount     Executed     Amount     Executed                  Commissions    (vi)
                                   of All      through    of Agency    through    Aggregate        Paid        as %
                                Transactions     CFS    Transactions     CFS     Commissions      to CFS      of (v)
                                ------------  --------- ------------  ---------  -----------    -----------   -------
Convertible Fund

    Year ended 3/31/99          $201,476,441       11    $ 49,625,534      45       86,962      $  37,659       43
    Year ended 3/31/98          $161,650,678       12%   $ 40,998,753      48%   $  65,900      $  37,442       57%
    Year ended 3/31/97            42,848,432       29      16,460,059      76       38,540         30,227       78

Growth and Income Fund

Year ended 3/31/99              $ 36,459,352       14    $  8,639,122      60       14,806      $   9,124       62
    Year ended 3/31/98            31,113,883       21       9,700,909      68       19,770         14,334       73
    Year ended 3/31/97            14,964,889       32       5,344,755      91       12,005         11,414       95

Market Neutral Fund

    Year ended 3/31/99          $  6,175,200        9    $  2,470,257      22        4,758      $   1,376       29
    Year ended 3/31/98            11,244,554        7       2,057,079      38        5,168          2,958       57
    Year ended 3/31/97             5,870,089       24       1,639,136      85        3,897          3,521       90

Growth Fund

    Year ended 3/31/99          $ 44,394,379       36    $ 27,299,224      59       51,882      $  26,776       52
    Year ended 3/31/98            37,327,107       44      33,389,620      49       69,831         28,916       41
    Year ended 3/31/97            18,832,387       90      18,516,353      91       41,099         37,360       91

Global Growth and Income Fund

    Year ended 3/31/99          $ 14,539,269       16    $  3,185,748      74    $   5,851          4,160       71
    Year ended 3/31/98             8,159,394       19       1,837,679      84        4,195          3,657       87
    Year ended 3/31/97             7,350,637       13       1,557,089      63        3,477          2,429       70

Of the aggregate brokerage commissions paid during the year ended March 31, 1999, Convertible Fund, Growth and Income Fund, Market Neutral Fund, Growth Fund and Global Growth and Income Fund paid commissions of $20,971, $2,278, $1,206, $19,033, and $601 respectively, to brokers who furnished research services.


                                    TAXATION

         The following is only a summary of certain tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

         At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as a dividend or capital gain distribution.

         Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect to a Fund of those transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid will be decreased.

         Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes paid by that fund. Pursuant to that election, shareholders would be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The High Yield Fund intends to qualify, and each other Fund intends to continue to qualify, and elect to be treated as a regulated investment company under Subchapter M of the

Internal Revenue Code of 1986, as amended (the "Code") so as to be relieved of federal income tax on its net investment income and capital gains that it currently distributes to shareholders.

         The Funds must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loaned, and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities and other securities (no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund must not hold more than 10% of the outstanding voting stock of any issuer), and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities).

         In order to maintain the qualification of the Fund's status as a regulated investment company, the Trust may, in its business judgment, restrict the Fund's ability to enter into stock index futures contracts or options on such futures contracts or engage in short-term trading and transactions in securities (including stock index futures contracts and options on such futures contracts). For the same reason, the Trust may, in its business judgement, require the Fund to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.


                             ALLOCATION AMONG FUNDS

         The assets received by the Trust from the sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to that Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expense in respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to that Fund as are declared by the trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.


                              CERTAIN SHAREHOLDERS

         The only persons known to own beneficially (as determined in accordance with rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund at June 30, 1999 were:

                                                                                              Percentage of
                                                                        Number of          Outstanding Shares
               Shareholder                                               Shares                of the Funds
               -----------                                              ---------          ------------------
         CONVERTIBLE FUND

           Merrill Lynch & Co., Inc.                                    2,373,696                 32.22
           Global Headquarters
           World Financial Center
           North Tower
           250 Verey Street
           New York, NY 10281

           LaCross and Company                                          1,653,990                 22.45
           311 Main Street
           P.O. Box 489
           LaCross, Wisconsin 54602-0489

         MARKET NEUTRAL FUND

           Charles Schwab & Co.                                            47,038                 19.77
           Reinvest Account
           101 Montgomery St.
           San Francisco, CA  94104-4122

           Lincoln Trust Company                                           13,911                  5.85
           Custodian Donald E. Lindley
           P.O. Box 5831
           Denver, Colorado 80217-5831

           Prudential Securities FBO Marjorie K. Flannery,                 18,641                  7.84
              Trustee of Marjorie K. Flannery Revocable Trust
              dtd 3/28/84
           1365 Elmhurst Drive, N.E.
           Cedar Rapids, Iowa  52402-4771

           Wexford Clearing Service CVRP FBO                               14,151                  5.95
           Paul Naffah
           6161 County Line Rd.
           Hinsdale, IL 60521-4868


         GROWTH AND INCOME FUND
           John P. Calamos and Nick P. Calamos*                           180,692                 13.53
           1111 East Warrenville Road
           Naperville, Illinois  60563-1493

                                                                                              Percentage of
                                                                        Number of          Outstanding Shares
               Shareholder                                               Shares                of the Funds
               -----------                                              ---------          ------------------

           Charles Schwab & Co.                                            87,112                 6.52
           101 Montgomery St.
           San Francisco, CA  94104-4122

           Merrill Lynch & Co., Inc.                                      170,897                12.79
           Global Headquarters
           World Financial Center
           North Tower
           250 Verey Street
           New York, New York 10281

           Calamos Financial Services, Inc.                               156,069                11.68
           401(k) Profit Sharing Plan and Trust*
           1111 East Warrenville Road
           Naperville, Illinois 60563-1493


         GROWTH FUND

           John P. Calamos and Nick P. Calamos*                           219,401                31.10
           1111 East Warrenville Road
           Naperville, Illinois  60563-1493

           Calamos Financial Services, Inc.                               106,633                15.11
           401(k) Profit Sharing Plan and Trust*
           1111 East Warrenville Road
           Naperville, Illinois 60563-1493

           Merrill Lynch & Co., Inc.                                       41,232                 5.84
           Global Headquarters
           World Financial Center
           North Tower
           250 Verey Street
           New York, NY 10281

           Calamos Financial Services, Inc.*                               39,708                 5.63
           1111 East Warrenville Road
           Naperville, Illinois  60563-1493

         GLOBAL GROWTH AND INCOME FUND

           John P. Calamos and Nick P. Calamos*                           115,449                10.00
           1111 East Warrenville Road
           Naperville, Illinois  60563-1493

           Calamos Financial Services, Inc.                               115,449                10.00
              401(k) Profit Sharing Plan and Trust*
           1111 East Warrenville Road
           Naperville, Illinois  60563-1493


          ------------------
          * John P. Calamos and Nick P. Calamos are the trustees of the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and the Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust. The shares owned beneficially by Messrs. John Calamos and Nick Calamos include the shares owned by the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and the Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust. The shares shown as owned beneficially by Mr. John Calamos also include the shares shown as owned by Calamos Financial Services, Inc.

         At June 30, 1999 the trustees and officers of the Trust as a group owned beneficially shares of the Funds as follows: 73,848 shares (1.0%) of Convertible Fund; 135,044 shares (10.11%) of Growth and Income Fund; 0 shares (0%) of Market Neutral Fund; 184,209 shares (26.11%) of Growth Fund; and 97,345 shares (8.43%) of Global Growth and Income Fund.


                                    CUSTODIAN

         The Bank of New York, 48 Wall Street, New York, New York 10286, is the custodian for the assets of each Fund other than Market Neutral Fund, for whom Prudential Securities, Inc., One New York Plaza, New York, New York 10292, is the custodian. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.


                              INDEPENDENT AUDITORS

Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, tax and advisory services when engaged to do so by the Funds

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                               GENERAL INFORMATION


         SHAREHOLDER INFORMATION

Each Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). As of March 18, 1996 all shares of each Fund then outstanding were re-designated as Class A shares of that Fund. Calamos Market Neutral Fund was named Calamos Strategic Income Fund prior to July 30, 1999. Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. Currently the Trust has six series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

         Each Fund's shares of a given class are entitled to participate pro rata in any dividends and other distributions declared by the Fund's board of trustees with respect to shares of the Fund. All shares of the Fund of a given class have equal rights in the event of liquidation of that class.

         Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Funds, which are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

         VOTING RIGHTS

         Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

FINANCIAL STATEMENTS

The annual report of the Trust, a copy of which accompanies this Statement of Additional Information, contains financial statements, notes thereto, supplementary information entitled "Financial Highlights" for each of the Funds and a report of independent auditors, all of which (but no other part of the annual report) is incorporated herein by reference.




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                      APPENDIX--DESCRIPTION OF BOND RATINGS


         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Portfolio's investment manager believes that the quality of debt securities in which the Portfolio invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

MOODY'S RATINGS

         Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

         A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



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         B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

         AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

         BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



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